                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       PacificAmerica Money Center, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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



                        PACIFICAMERICA MONEY CENTER, INC.
                             21031 Ventura Boulevard
                        Woodland Hills, California 91364

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 1998

TO THE STOCKHOLDERS:

            The Annual Meeting of Stockholders (the "Annual Meeting") of PacificAmerica Money Center, Inc. (the "Company") will be held on June 12, 1998 at 2:00 p.m. Pacific Time, at the Los Angeles Airport Hilton and Towers, Theater Room, Second Floor, located at 5711 West Century Boulevard, Los Angeles, California 90045, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

            (1) To elect one member to the Board of Directors to serve until the 2001 Annual Meeting of Stockholders or until his successor shall be elected and qualify;

            (2) To approve a new Employment Agreement between the Company and Joel R. Schultz, which includes the grant of a stock option for 100,000 shares;

            (3) To approve a new Employment Agreement between the Company and Richard D. Young;

            (4) To approve an amendment of the Company's 1995 Stock Option Plan which increases the maximum number of shares covered by such plan from 660,000 to 800,000 shares, with an increase of 2% of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 1,000,000;

            (5) To approve an amendment of the Company's Employee Stock Purchase Plan which increases the maximum number of shares covered by such plan from 130,000 to 260,000;

            (6) To ratify the appointment of BDO Seidman, LLP as independent accountants for the fiscal year ending December 31, 1998; and

            (7) To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting or any adjournment thereof.

            The Board of Directors has fixed the close of business on May 5, 1998, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's executive office, located at the address set forth above.

            All stockholders are invited to attend the Annual Meeting in person.

                                           By Order of the Board of Directors


                                           Joel R. Schultz
                                           Chief Executive Officer
Woodland Hills, California
May 15, 1998

--------------------------------------------------------------------------------

                                  IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

                        PACIFICAMERICA MONEY CENTER, INC.
                             21031 Ventura Boulevard
                        Woodland Hills, California 91364
                                 (818) 992-8999
                                 ---------------

                                 PROXY STATEMENT

                                 ---------------
                      Approximate date proxy material first
                       sent to stockholders: May 15, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING


            The enclosed proxy is solicited by and on behalf of the Board of Directors of PacificAmerica Money Center, Inc. (the "Company") in connection with the Annual Meeting of Stockholders (the "Annual Meeting") and adjournments thereof to be held at 2:00 p.m. Pacific Time on June 12, 1998 at the Los Angeles Airport Hilton and Towers, Theater Room, Second Floor, located at 5711 West Century Boulevard, Los Angeles, California 90045.

            Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Any proxy given may be revoked by a stockholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with the Secretary of the Company a notice in writing revoking it, or by duly executing and submitting a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who expresses a desire to vote in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted FOR the election of the nominee-director specified herein, FOR the approval of the new Employment Agreement of Joel R. Schultz, FOR the approval of the new Employment Agreement of Richard D. Young, FOR the approval of an amendment of the Company's 1995 Stock Option Plan to increase the maximum number of shares available for the grant of options from 660,000 to 800,000, with an increase of 2% of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 1,000,000, FOR the approval of an amendment of the Company's Employee Stock Purchase Plan to increase the maximum number of shares available under the plan from 130,000 to 260,000, and FOR the ratification of the selection of BDO Seidman, LLP, as the Company's independent public accountants for fiscal year 1998, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the stock represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is an executive officer of the Company.

            Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and thus, in the absence of specific instructions from the beneficial owners of the shares, will not be empowered to vote on such matters and therefore will not be counted in determining the number of shares necessary for approval. Shares represented by such broker non-votes will, however, be counted for purposes of determining whether there is a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to approve the new Employment Agreements of Joel R. Schultz and Richard D. Young, approve the amendment to the 1995 Stock Option Plan and to ratify the selection of BDO Seidman, LLP will have no effect on the vote for such proposals except to the extent the number of abstentions causes the number of shares voted in favor of the proposals not to equal or exceed a majority of the quorum required for the Annual Meeting.

            Participants in the Company's Employee Savings Plan (i.e., the Company's "401(k)" plan) may vote shares of common stock of the Company (the "Common Stock") equivalent to the value of the interest credited to their account in the plan by instructing City National Bank, the trustee of the plan, pursuant to the instruction card being mailed with this proxy statement to plan participants. The trustee will vote such shares in accordance with duly executed instructions received by it by June 10, 1998. Share equivalents credited to a participant's account as to which no instructions are received by that date are not required to be voted by the trustee unless required by applicable law, but may be voted by the trustee in the same proportion that it votes shares for which it does receive timely instructions. Each participant may revoke previously given voting instructions by filing with the trustee a written notice to that effect or a duly executed voting instruction card bearing a date subsequent to the date of his or her previously delivered instruction card.

            Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Annual Meeting and voting in person.


                           STOCKHOLDERS' VOTING RIGHTS

            Only holders of record of the Company's Common Stock at the close of business on May 5, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 5,017,583 shares of Common Stock outstanding, with one vote per share.

            With respect to the election of a director, assuming a quorum is present, the candidate receiving the highest number of votes will be elected. See "Nomination and Election of Directors." To approve the new Employment Agreements of Joel R. Schultz and Richard D. Young, to approve the amendment of the Company's 1995 Stock Option Plan and the amendment of the Company's Stock Purchase Plan, and to ratify the appointment of BDO Seidman LLP, assuming a quorum is present, the affirmative votes of stockholders holding a majority of the voting power represented and voting at the meeting will be required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the Common Stock.


                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following tables sets forth the ownership of Common Stock as of March 31, 1998 by (i) those persons known by the Company to hold at least 5% of the total outstanding Common Stock of the Company; (ii) the five directors of the Company, (iii) the Chief Executive Officer and the other four most highly compensated executive officers of the Company for the fiscal year ended December 31, 1997 (the "Named Executives"), and (iv) all executive officers and directors of the Company, as a group.

            This table includes, in addition to Common Stock outstanding as of March 31, 1998, Common Stock issuable upon exercise of subscriber warrants ("Subscriber Warrants") issued in connection with the restructuring (the "Restructuring") of the Company completed in June 1996. In addition, the table includes that portion of stock options granted to the Named Executives which are exercisable within the next 60 days, as described herein under the heading "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Plans and Arrangements -- Stock Option Plan."


                                                             Common
                                                              Stock            Percent
Name and Address of                                       Beneficially           of
  Beneficial Owner                                           Owned(1)           Class
  ----------------                                           --------           -----

Joel R. Schultz(3)                                           417,681             8.1%
21031 Ventura Boulevard
Woodland Hills, CA 91364

Richard D. Young(4)                                          137,535             2.7%
21031 Ventura Boulevard
Woodland Hills, CA 91364

Charles J. Siegel(5)                                          29,869                *
21031 Ventura Boulevard
Woodland Hills, CA 91364

Frank P. Landini(6)                                           39,347                *
500 Ygnacio Valley Road
Walnut Creek, CA 94596

Norman A. Markiewicz(7)                                      172,514             3.3%
21031 Ventura Boulevard
Woodland Hills, CA 91364

James C. Neuhauser(8)                                         17,000                *
21031 Ventura Boulevard
Woodland Hills, CA 91364

Paul D. Weiser(9)                                             37,280                *
21031 Ventura Boulevard
Woodland Hills, CA 91364

Alan J. Siebler(10)                                            4,600                *
21031 Ventura Boulevard
Woodland Hills, CA 91364

All Directors and Executive Officers, as a group           1,100,616            21.3%
(10 persons)(11)

-----------

*      Less than 1%.

(1) Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(2) Includes shares held by investment adviser clients of Wellington Capital Management Company, LLP

(3) Includes an aggregate of 409,149 shares of Common Stock held by Joel R. Schultz (including 10,007 shares issued as partial payment of his 1997 annual bonus), Toby Schultz, his spouse, and The Schultz Living Trust, of which Joel R. Schultz and Toby Schultz are the co-trustees, 8,000 Subscriber Warrants and currently exercisable options for 532 shares. Does not include an option for 100,000 shares that will be granted under the new Employment Agreement with Joel R. Schultz if approved at the Annual Meeting. See "APPROVAL OF NEW EMPLOYMENT AGREEMENTS OF JOEL R. SCHULTZ AND RICHARD D. YOUNG" herein.

(4) Includes 117,535 shares of Common Stock (including 22,766 shares issued as partial payment of his 1997 annual bonus) and currently exercisable options for 20,000 shares.

(5) Includes 19,619 shares of Common Stock and currently exercisable options for 10,250 shares.

(6) Includes 30,347 shares of Common Stock and currently exercisable options for 9,000 shares.

(7) Includes 165,314 shares of Common Stock and currently exercisable options for 7,200 shares.

(8) Includes 16,000 shares of Common Stock and currently exercisable options for 1,000 shares.

(9) Includes 36,280 shares of Common Stock and currently exercisable options for 1,000 shares.

(10)   Includes 4,000 shares of Common Stock and 600 Subscriber Warrants.

(11) Includes 1,028,540 shares of Common Stock, 23,094 Subscriber Warrants and currently exercisable options for 48,982 shares.


       The Company knows of no contractual arrangements which may at a subsequent date result in a change in control of the Company.


                      NOMINATION AND ELECTION OF DIRECTORS

       The Company's Amended and Restated Certificate of Incorporation states that the Board of Directors shall be divided into three classes of directors, with the directors in each class to be elected for three-year staggered terms except for the initial directors. At this Annual Meeting, one director is to be elected to serve until the 2001 Annual Meeting of Stockholders and until his successor is elected and qualifies. The Nominating Committee of the Board of Directors, consisting of Joel R. Schultz, James C. Neuhauser and Paul D. Weiser has nominated James C. Neuhauser for election as a director at this Annual Meeting. Mr. Neuhauser currently serves as a member of the Board of Directors of the Company and chair of the Audit Committee of the Board of Directors.

       In the event that Mr. Neuhauser should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee as may be recommended by the Company's existing Board of Directors.

       The nominee-director receiving the highest number of votes cast at the Annual Meeting will be elected as the Company's director for the three-year term from 1998 to 2001.

       Mr. James C. Neuhauser, age 39, has been a non-employee director of the Company since June 1996 and a non-employee director of Pacific Thrift and Loan Company, a wholly owned subsidiary of the Company ("Pacific Thrift"), since August 1996. Since March 1993, he has been employed with Friedman, Billings, Ramsey & Company, Inc., an investment banking firm headquartered in Arlington, Virginia, where he is currently a Managing Director. He was formerly employed with Trident Financial Corporation from 1986 to 1993, where he last held the position of Senior Vice President. Mr. Neuhauser is a Chartered Financial Analyst.

CONTINUING DIRECTORS

       The terms of Joel R. Schultz and Paul D. Weiser will expire at the 1999 annual meeting of stockholders, or when their successors are elected and qualified. The terms of Richard D. Young and Alan J. Siebler will expire at the 2000 annual meeting of stockholders, or when their successors are elected and qualified. The Board of Directors may fill interim vacancies of directors. Each officer is elected by and serves at the discretion of, the Board of Directors, subject to the terms of any employment agreement.

       Mr. Joel R. Schultz, age 61, is Chairman of the Board, President and Chief Executive Officer of the Company and was Chief Managing Officer of Presidential Mortgage Company, a California limited partnership, which was the Company's predecessor. Since 1989, Mr. Schultz has been the Chairman of the Board and Chief Executive Officer of Pacific Thrift. He also served as President of Pacific Thrift from 1988 to November 1993. He also is President and Chief Executive Officer of PacificAmerica Money Centers, Inc., a wholly-owned subsidiary of the Company ("PAMC"). Mr. Schultz is an attorney admitted to practice in California, a certified public accountant, and a California licensed real estate broker.

       Mr. Richard D. Young, age 58, has served as a director, Senior Executive Vice President of the Company and PAMC since September 1995. He has also served as President and Chief Operating Officer of Pacific Thrift since November 1993. From 1983 to 1993, Mr. Young served as President and Chief Executive Officer of Topa Thrift and Loan. From 1984 to 1988 he served as President of Thrift Guaranty Corporation and as a director from 1983 through 1988 and again from 1989 through 1995 when the Thrift Guaranty Corporation was liquidated. Mr. Young is a member of the Secondary and Capital Markets Committee of the Mortgage Bankers Association and the California Association of Thrift and Loan Companies ("CATL") and has served as Vice President of CATL since 1995.

       Mr. Paul D. Weiser, age 61, has been a non-employee director of the Company and PAMC since June 1996 and a non-employee director of Pacific Thrift since August 1996. Since 1968, he has been employed with Dataproducts Corporation, a manufacturer and seller of computer printers and related products, currently as its Senior Vice President, Secretary and General Counsel. Mr. Weiser is an attorney admitted to practice in California and former chairman of the Securities and Exchange Commission's Advisory Committee on Shareholder Communications.

        Mr. Alan J. Siebler, age 67, was appointed as a director of the Company on April 21, 1997. Mr. Siebler is also a non-employee director of Pacific Thrift, on which Board he has served since June 1992. He was a Human Resource Manager of the Van Nuys, California Plant of General Motors Corporation from August 1956 until September 1992. Mr. Siebler also served as Chairman of the California Joint Apprenticeship State Advisory Committee for Single Plant Industry from 1986 to 1989; and Member of the Committee for Industrial Training Curriculum of Pierce College.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                         AND CERTAIN COMMITTEES THEREOF

       The business of the Company's Board of Directors is conducted through meetings of the Board, as well as through meetings of its committees. Set forth below is a description of the committees of the Board.

        The Audit Committee reviews and reports to the Board on various auditing and accounting matters, including the annual audit report from the Company's independent public accountants. The Audit Committee consists of James C. Neuhauser, Paul D. Weiser and Alan J. Siebler. Mr. Neuhauser is the Chairman of the Audit Committee. The Audit Committee held three meetings during 1997.

       The Executive Compensation Committee ("Executive Compensation Committee"), and its predecessor the Executive Compensation and Stock Option Committee until November 1997, determines the salary and bonus provisions of all executive officers under written employment agreements with the Company, reviews and certifies the performance-based bonuses of Messrs. Schultz and Young under each of their employment agreements with the Company. See "JOINT REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE AND THE EMPLOYEE COMPENSATION COMMITTEE." The Executive Compensation Committee currently consists of Paul D. Weiser, James C. Neuhauser and Alan J. Siebler. Mr. Weiser is its Chairman. The Executive Compensation Committee and its predecessor the Executive Compensation and Stock Option Committee held six meetings in 1997.

       The Stock Option Committee ("Stock Option Committee"), and its predecessor the Executive Compensation and Stock Option Committee until November 1997, determines appropriate awards under the Company's 1995 Stock Option Plan and administers the Company's Stock Option Plan, Employee Savings Plan and Employee Stock Purchase Plan. See "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Plans and Arrangements." The Stock Option Committee currently consists of Paul
D. Weiser and Alan J. Siebler. The Stock Option Committee and its predecessor the Executive Compensation and Stock Option Committee held six meetings in 1997.

       The Executive Committee has the authority to act on behalf of the full Board of Directors in between meetings of the Board, except that the Executive Committee does not have the authority to amend the Certificate of Incorporation or the Bylaws of the Company, adopt an agreement of merger or consolidation, recommend to the stockholders a dissolution of the Company or a revocation of dissolution or remove or indemnify a director. To the extent authorized by the Board of Directors, the Executive Committee is also authorized to declare dividends of the Company and to issue shares of authorized and unissued Common Stock or any series of Preferred Stock of the Company. The Executive Committee consists of Joel R. Schultz, Richard D. Young and Paul D. Weiser. Mr.
Schultz is its Chairman. The Executive Committee held no meetings in 1997.

       The Nominating Committee, has the authority to nominate directors of the Company for election. The Nominating Committee consists of Joel R. Schultz, James C. Neuhauser and Paul D. Weiser. The Nominating Committee held one meeting in 1997. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Corporate Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director.

       There were 15 meetings of the Board of Directors of the Company during 1997. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he was a director and 75% or more of the total number of meetings held by all committees of the Board of Directors on which he served during such period.

COMPENSATION OF BOARD OF DIRECTORS

       The Company pays fees to its directors for serving on the Board of Directors and for their attendance at Board and committee meetings. The Company pays each employee director an annual fee of $500, plus $200 per board or committee meeting attended. The Company pays each non-employee director an annual fee of $5,000, plus $1,000 for each board meeting attended, plus $300 for each telephonic meeting of over 30 minutes in length, plus $500 per committee meeting for committee chairman and $400 per committee meeting for other committee members. The Corporate Secretary receives a fee of $200 per meeting attended. The Company also grants options for 2,000 shares of Common Stock per year to the non-officer directors of the Company pursuant to the Company's 1995 Stock

Option Plan, see "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Stock Option Plan -- Options to Non-Employee Directors" and " -- Grant of Options."

       Each of Pacific Thrift and PAMC also pays fees to its officer and non-officer directors for serving on their respective boards of directors and for their attendance at board and committee meetings, and grants options for 2,000 shares per year for serving as a director under the Company's 1995 Stock Option Plan (provided that no director may receive an option for more than 2,000 shares, regardless of the number of directorships held with the Company or any of its subsidiaries). Pacific Thrift pays the same fees that the Company pays to its officer and non-officer directors. PAMC pays each employee director an annual fee of $250 plus $200 for each meeting attended, and each non-employee director an annual fee of $1,000, plus $500 for each board meeting attended, plus $200 for each telephonic meeting of over 30 minutes in length, plus $350 per committee meeting for committee chairman or $250 per committee meeting for other committee members. The Corporate Secretary receives a fee of $200 per meeting attended. Only one meeting fee is paid for meetings of the Boards of Directors of the Company and one or more of its subsidiaries on the same day and for meetings of two or more committees of the Board of Directors of the Company or any of its subsidiaries on the same day. It is the policy of the Board of Directors to have as many board and committee meetings on the same day as possible.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS

       The Company's Certificate of Incorporation provides that a director of the Company will have no personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) as provided under Section 174 of the Delaware General Corporation Law (the "Delaware GCL") for the payment of certain unlawful dividends and the making of certain stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit. This provision would absolve directors of personal liability for negligence in the performance of their duties, including gross negligence. It would not permit a director to be exculpated, however, for liability for actions involving conflicts of interest or breaches of the traditional "duty of loyalty" to the Company and its stockholders, and it would not affect the availability of injunctive or other equitable relief as a remedy.

       The provision does not eliminate or alter the duty of the Company's directors; it merely limits personal liability for monetary damages to the maximum extent now permitted by the Delaware GCL. Moreover, it applies only to claims against a director arising out of his role as a director; it does not apply to claims arising out of his role as an officer (if he is also an officer) or arising out of any other capacity in which he serves. While this provision does not affect the availability of injunctive or other equitable relief as a remedy for breach of duty by directors, it does limit the remedies available to a stockholder who has an otherwise valid claim that a director acted in violation of his duties, if the action is among those as to which liability is limited. Because of this provision, stockholders will not have a claim for monetary damages based on breach of the directors' duty, even if the directors' conduct involved gross negligence (including a grossly negligent business decision involving a takeover proposal for the Company), unless the conduct is of a type for which the Delaware GCL does not permit limitation of liability. If the stockholders do not have a claim for monetary damages, their only remedy may be a suit to enjoin completion of the Board's action or to rescind completed action. The stockholders may not be aware of a proposed transaction that might otherwise give rise to a claim until the transaction is completed or until it is too late to prevent its completion by injunction. In such a case, the Company and its stockholders may have no effective remedy for an injury resulting from the Board's action.

       This provision may reduce the likelihood of stockholder derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duties, even though such action, if successful, might otherwise have benefited the Company and its stockholders. The Securities and Exchange Commission has taken the position that similar provisions added to other corporations' certificates of incorporation would not protect those corporations' directors from liability for violations of the federal securities laws.

       The Company included this exculpation provision in its Certificate of Incorporation to provide its directors with the maximum protection from personal liability made available by the Delaware GCL. It is believed that this provision will help the Company to attract and retain as directors highly qualified persons for those positions.

       The Company's Bylaws generally require the Company to indemnify and advance expenses to its directors, officers, employees and other agents to the fullest extent permitted by Delaware law. The Company also has entered into indemnification agreements with each of its directors and executive officers whereby the Company will indemnify each such person against certain claims arising out of certain past, present or future acts, omissions or breaches of duty committed by an indemnitee while serving as a director of the Company or any of its subsidiaries. Such indemnification does not apply to acts or omissions which are knowingly fraudulent, deliberately dishonest or arise from willful misconduct. Indemnification will only be provided to the extent that the indemnitee has not already received payments in respect of a claim from the Company or from an insurance company. Under certain circumstances, such indemnification (including reimbursement of expenses incurred) will be allowed for liability arising under the federal securities laws.

       Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the federal securities laws and is therefore unenforceable.

       The Company has purchased a directors' and officers' liability policy insuring directors and officers of the Company from certain liabilities as a result of their service as directors and officers of the Company.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

       Summary of Cash and Certain Other Compensation. The Company is a successor to Presidential Mortgage Company, a California limited partnership (the "Partnership"). On June 27, 1996, the Company and the Partnership completed the Restructuring, as a result of which all of the assets and liabilities of the Partnership were transferred to the Company. Prior to the Restructuring, the executive officers of the Company received compensation from the Partnership, Presidential Management Company, the general partner of the Partnership (the "General Partner") and/or Pacific Thrift, under various arrangements with those entities. The following table sets forth certain summary information concerning compensation paid or accrued by the Company, the Partnership, the General Partner and Pacific Thrift to or on behalf of the Chief Executive Officer and each of the Named Executives for the fiscal years ended December 31, 1997, 1996, and 1995:

                           Actual Annual Compensation
                           --------------------------

                                                                       Securities
                                                                       Underlying     All Other
Name and Principal Position     Year      Salary($)(1)   Bonus($)    Options(#)(2)   Compensation
---------------------------     ----      ------------   --------    -------------   ------------
Joel R. Schultz (3)             1997         $235,000   $1,633,728       30,000         $4,750
Chief Executive Officer of      1996         $450,704   $  222,750       96,000         $4,500
the Company and Pacific Thrift  1995         $400,466      -0-            -0-           $4,620

Richard D. Young (4)            1997         $235,000   $1,478,050        6,000         $4,750
President and Chief Operating   1996         $247,583   $  354,750      100,000         $4,500
Officer of Pacific Thrift, and  1995         $214,273      -0-            -0-           $4,594
Senior Executive Vice President
of the Company

Frank Landini (5)               1997         $163,200    $637,008         -0-           $4,750
Executive Vice President -      1996         $184,600    $207,112        36,000         $4,190
Wholesale Lending Division of   1995         $159,600      -0-            -0-           $3,264
 Pacific Thrift

Charles J. Siegel,              1997         $201,798     $ -0-          15,000         $4,750
Chief Financial Officer of      1996         $163,577     $51,667        26,000         $4,500
the Company and Pacific Thrift  1995         $144,400      -0-            -0-           $4,044

Norman A. Markiewicz            1997         $146,707      -0-            -0-           $4,147
Executive Vice President        1996         $172,500      -0-           18,000         $4,500
of the Company and Pacific      1995         $128,667      -0-            -0-           $4,154
Thrift

--------------

(1) The amounts specified above include automobile allowances and directors' fees, but do not include life insurance or medical insurance premiums for benefits in excess of group benefits provided to employees, the aggregate amount of which do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for each of the above named executives in each reported year.

(2) All options shown in this column are exercisable at a price equal to the fair market value of the options on the date of grant.

(3) Salary amounts for 1995 and 1996 include payments prior to the effective date of the Restructuring for providing legal services in connection with loan accounts prior to June 27, 1996. Bonus amount for 1997 includes the value of 10,007 shares of Common Stock paid by the Company in lieu of a portion of the cash bonus earned under an employment agreement based on the fair market value of the shares on the date paid. See "--Employment Agreements." Bonus amounts for each of 1996 and 1997 include amounts earned for the year reported but paid in the following year.

(4) Bonus amount for 1997 includes the value of 22,766 shares of Common Stock paid by the Company in lieu of a portion of the cash bonus earned under an employment agreement, based on the fair market value of the shares on the date paid, plus a $174,102 promissory note payable in two semi-annual installments six months and one year after issuance, bearing interest at the Bank of America prime rate. See "--Employment Agreements." Bonus amounts for each of 1996 and 1997 include amounts earned for the year reported but paid in the following year. Bonus amount for 1996 consists of a bonus of $107,000 paid in 1996 for the period prior to the Restructuring, a special discretionary bonus of $25,000 paid after the Restructuring and a bonus of $222,750 accrued for in 1996 under an employment agreement entered into effective as of the closing date of the Restructuring Date and paid in 1997.

(5) Bonus amount for 1997 consists of a bonus of $637,008 accrued for 1997, of which 75% was paid in January 1998 and 25% will be paid in January 2000. under his employment agreement. Bonus amount for 1996 consists of a bonus of $182,112 accrued for 1996, of which 75% was paid in January 1997 and 25% will be paid in January 1999 under his employment agreement, and a special discretionary bonus of $25,000 paid after the Restructuring. See "--Employment Agreements."


   OPTIONS

       OPTION GRANTS DURING 1997. The Named Executives of the Company received grants of Incentive Stock Options during the year ended December 31, 1997 for the following amounts of shares of Common Stock.


                        OPTION GRANTS IN 1997 FISCAL YEAR

                                Individual Grants

                                                                                       Potential Realizable Value
                            Number of    % of Total                                      at Assumed Annual Rates
                            Securities      Options                                    of Stock Price Appreciation
                             Underlying    Granted to     Exercise or                         for Option Term
                              Options    Employees in    Base Price     Expiration      ------------------------
         Name               Granted (#)   Fiscal Year      ($/Sh)         Date          5% ($)           10% ($)
         ----              -----------  -------------- -------------  ------------      ------           -------
Joel R. Schultz                6,000         27.4%        $  14.50       1/29/07       $ 54,714          $138,656
                              24,000                      $  22.875      8/1/07        $345,263          $874,965
Richard D. Young               6,000          5.5%        $  14.50       1/29/07       $ 54,714          $138,656
Frank P. Landini              -0-            --              --               --             --                --
Charles J. Siegel              8,000         13.7%        $  14.25       1/1/07        $ 63,833          $151,765
                               7,000                      $  14.50       1/29/07       $ 71,694          $181,867
Norman A. Markiewicz          -0-            --              --               --             --                --

       OPTION EXERCISES IN 1997 AND CURRENT OPTION VALUES.

       The following table provides certain information concerning options exercised in 1997 and unexercised options held as of December 31, 1997, by the executive officers who held options at the end of 1997:

                 AGGREGATE OPTION EXERCISES IN 1997 FISCAL YEAR
                           AND FISCAL YEAR END VALUES

                                                                                  Value of Unexercised
                                                  Number of Unexercised           In-the-Money Options
                     Shares                      Options at 12/31/97 (#)          at 12/31/97 ($) (1)
                   Acquired on      Value       --------------------------     --------------------------
                   Exercise (#)  Realized ($)   Exercisable  Unexercisable     Exercisable  Unexercisable
                   ------------  -------------  -----------  -------------     -----------  -------------
Joel R. Schultz      38,400      $788,799             532     87,068           $  1,995    $  783,705
Richard D. Young        0            0             20,000     86,000           $265,000    $1,077,500
Frank P. Landini        0            0              9,000     27,000           $118,000    $  354,000
Charles J. Siegel       0            0             10,250     30,750           $ 91,125    $  305,375

Norman A.
Markiewicz              0            0              7,200     10,800           $ 95,400    $  143,100
-----------------------------------------------------------------------------------------------------

(1) Value of unexercised "in-the-money" options is the difference between the market price of the Common Stock at December 31, 1997 ($18.25 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.


   EMPLOYMENT AGREEMENTS

       The Company entered into employment agreements with Joel R. Schultz, Richard D. Young, Norman A. Markiewicz and Richard B. Fremed, effective as of June 27, 1996, the closing date of the Restructuring (the "Closing Date"). In addition, Pacific Thrift entered into an employment agreement with Frank P. Landini which became effective as of January 1, 1996. On January 1, 1997, the Company entered an employment agreement with Charles J.
Siegel.

        The following paragraphs describe the terms of the current employment agreements of Mr. Schultz and Mr. Young. The Board of Directors has approved new employment agreements for each of them, subject to approval of the stockholders at the Annual Meeting. If these new employment agreements are approved by the stockholders, the current agreements will be superseded by the new employment agreements, the terms of which are described herein under the heading: "APPROVAL OF NEW EMPLOYMENT AGREEMENTS OF JOEL R. SCHULTZ AND RICHARD D. YOUNG." If the new employment agreements are not approved by the stockholders, the current employment agreement with Mr. Schultz will remain in effect and the Board of Directors will negotiate an extension of Mr. Young's current employment agreement.

       Mr. Schultz' original employment agreement provided for an initial term of three years and Mr. Young's employment agreement provided for an initial term of two years, in each case subject to automatic extension for additional one year terms thereafter. Mr. Schultz' agreement was extended until December 31, 2000 in 1997; Mr. Young's agreement has not been previously extended. The annual salary of both Mr. Schultz and Mr. Young is $225,000 per year, as adjusted annually for increases in the cost of living index. In addition, each of them receives an annual bonus of 2-1/2% of the net pre-tax profits of the Company if the Company earns net after-tax profits (after payment of annual bonuses) equal to a minimum return on equity (as determined on June 27, 1996 with respect to 1996 and on January 1 of each succeeding calendar year) of 20% (reduced to 10% for each year after the Company reaches equity of at least $20 million). The bonus increases to 5% of the net pre-tax profits of the Company if the Company earns net after tax profits equal to a minimum return on equity of 30% or more (reduced to 20% for each year after the Company reaches equity of at least $20 million). For 1996, the bonus included only net profits of the Company from June 27, 1996 through December 31, 1996. Mr. Schultz' agreement was amended in 1997 to provide that his annual bonus is determined before the deduction of the bonus amounts paid to him and Mr. Young. The bonus is reduced to the extent necessary to allow the Company to retain the applicable minimum return on equity. Up to 50% of each year's annual bonus was payable in quarterly installments during the applicable year for which the bonus was earned, determined by annualizing the quarterly return on equity for each of the first three quarters of the year. Mr. Schultz' agreement was amended in 1997 to provide that 80% of his annual bonus is payable quarterly. Neither Mr. Schultz nor Mr. Young is eligible to participate in the employee cash bonus pool of the Company. Upon certain events constituting a change in control (a "Corporation Change," as further defined below), Mr. Schultz is entitled to receive one and one-half year's base salary and one and one-half the amount equal to his annual bonus for the prior year, plus the value of all vacation, holiday and sick days which have accrued up to the date of his termination, and which would have accrued for 18 months after termination. In 1997, Mr. Schultz' agreement was amended to provide that his termination bonus would not be reduced by quarterly installment payments of the bonus previously paid and would equal the higher of one and one-half times the prior year's bonus or one and one-half times the amount determined by annualizing the pre-tax and after-tax profits of the Company for the number of months completed in the current year prior to the Corporate Change. Upon a Corporate Change, Mr. Young is entitled to receive one year's base salary, plus an amount equal to his annual bonus for the prior year, plus the value of all vacation, holiday and sick days which have accrued up to the date of termination and which would have accrued for one year after termination.

        In February 1998, the employment agreements of both Mr. Schultz and Mr. Young were amended with respect to the annual bonus payable for 1997, to provide that a portion of such bonuses would not be payable in cash.

The Board of Directors determined that reducing the portion of the annual bonuses payable in cash would substan tially benefit the Company, by allowing it to retain available cash for growth of lending operations. Mr. Schultz' agreement was amended to provide that the amount of his 1997 bonus which had not previously been advanced would be paid, $450,000 in cash and the balance in shares of common stock having a value ("Market Value") equal to the highest of:
(a) the market price per share on the annual bonus determination date; (b) the average market price per share for the 10 trading days preceding the annual bonus determination date; or (c) $10 per share. A total of 10,007 shares of Common Stock were issued to Mr. Schultz on March 27, 1998, based on the average market price of $21.9625 per share on that date. Mr. Young's employment agreement was amended to provide that, with respect to the portion of his 1997 annual bonus which had not been advanced during 1997, $250,000 would be paid in cash; $500,000 would be paid in shares of common stock at Market Value; and the balance would be paid in the form of an unsecured promissory note, payable in two equal installments at six months and one year from the date of determination of the annual bonus amount, bearing interest at the Bank of America prime rate. A total of 22,766 shares of Common Stock were issued to Mr. Young on March 27, 1998, based on the average market price of $21.9625 per share on that date. In addition, a promissory note in the amount of $174,102 was delivered to Mr.
Young for the balance of the annual bonus earned in 1997.

       The employment agreement with Mr. Siegel provides for a term of two years, which will be automatically extended for additional one year terms thereafter unless either party gives at least six months written notice of its or his intention not to renew the agreement. Mr. Siegel's annual salary was $160,000 per year until May 1997, when it was increased to $175,000 per year, as adjusted annually for increases in the cost of living index. Mr. Siegel is also eligible to participate in the employee cash bonus pool of the Company. Upon a Corporate Change, Mr. Siegel is entitled to receive two times his annual salary and three times his last annual bonus.

       The employment agreement with Mr. Markiewicz provides for a term of one year, which will be automatically extended for additional one year terms thereafter unless either party gives at least six months written notice of its or his intention not to renew the agreement. Mr. Markiewicz' annual salary is $135,000 per year, as adjusted annually for increases in the cost of living index, and Mr. Markiewicz is also eligible to participate in the employee cash bonus pool of the Company. Upon a Corporate Change, Mr. Markiewicz is entitled to receive one-half his annual salary.

       As described above, the employment agreements of Messrs. Schultz, Young, Siegel and Markiewicz contain special termination provisions upon a Corporate Change. Corporate Change is defined in each of the employment agreements to include any one (or more) of the following events: (i) any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the beneficial owner of shares of the Company with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, or contested election for the Board of Directors, or combination of the foregoing, persons who were directors of the Company just prior to such event(s) shall cease to constitute a majority of the Board; (iii) a transaction in which the Company will cease to be an independent publicly owned corporation that is required to file quarterly and annual reports under the Exchange Act, or a sale or other disposition of all or substantially all the assets of the Company (including but not limited to the assets or stock of Company's subsidiaries that results in all or substantially all of the assets or stock of Company on a consolidated basis being sold); (iv) a tender offer or exchange offer is made for shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder; (v) the stockholders of the Company cause a change in the majority of the members of the Board of Directors within a twelve (12) month period; provided, however, that the election of one or more new directors shall not be deemed to be a change in the membership of the Board of Directors if the nomination of the newly elected directors was approved by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve (12) month period;
(vi) with respect to Joel Schultz only, a change in his duties or a reduction in compensation; or (vii) with respect to Mr. Siegel only, a change in the Chief Executive Officer and Senior Executive Vice President of the Company.

       The Company retains the right to terminate any of the employment agreements in the event of an employee's physical or mental disability which renders him unable to perform under the agreement for any period of one hundred and twenty (120) consecutive days or for an aggregate period of one hundred and twenty (120) or more days during any twelve (12) month period. In the event of termination due to disability, an employee would be entitled to receive as disability compensation a lump sum payment equal to the annual bonus earned by employee during the fiscal year preceding the year of termination, one year's annual salary, payable not less frequently than monthly and continuation of certain benefits for the greater of one year or the remainder of the term under the agreement. In the event of death, an employee's personal representative is entitled to receive as a death benefit, in addition to any other payments which he may be entitled to receive under any of the Company's benefit plans, payment of one year's salary, payable not less frequently than monthly. In addition, the personal representative of Mr. Schultz or Mr. Young would be entitled to receive a lump sum payment equal to the higher of the bonus earned in the prior year or the bonus that would have been earned in the current year had the employee continued his employment for the full year.

       Since January 1, 1996, Mr. Frank Landini has been employed under a written employment agreement with Pacific Thrift. As of April 1, 1998, Pacific Thrift entered into a new employment agreement with Mr. Landini, and the Company entered into a Bonus Agreement with him, as further described below. The original employment agreement of Mr. Landini with Pacific Thrift was for a term of two years, with automatic extensions for additional one year terms thereafter unless either party gave at least six (6) months written notice of its or his intention not to renew the agreement. Mr. Landini received an annual base salary of $150,000, as adjusted annually for increases in the cost of living index. Mr. Landini also received an annual bonus equal to the sum of (a) 1.5% of the pre-tax net profits of the Pacific Thrift Wholesale Division up to $10 million;
(b) 1.875% of the pre-tax profits between $10 and $20 million; and (c) 2.25% of all pre-tax profits in excess of $20 million, less the amount of Mr. Landini's salary. For purposes of the bonus calculation, Mr. Landini's salary is deducted from the calculation of pre-tax net profits.

       In April 1998, Mr. Landini entered a new employment agreement with Pacific Thrift under which he will receive an annual base salary of $400,000. Also in April 1998, Mr. Landini entered into a bonus agreement with the Company, under which the Company has agreed to assume responsibility for payment of Mr. Landini's annual bonus, in accordance with the same formula and payment terms provided in Mr. Landini's prior agreement with Pacific Thrift.

       Mr. Landini's original agreement provided for him to receive up to $100,000 of his bonus earned in 1996 plus one-half of any bonus earned in 1996 in excess of $200,000 in January 1997, with any remaining bonus amount earned in 1996 to be paid 36 months later. For years after 1996, one-half of Mr. Landini's bonus was to be paid the following January, and the remaining half paid 36 months later. Pursuant to an amendment to his agreement dated as of January 1, 1997, 75% of the bonus earned in 1996 was paid in January 1997, and 75% of the bonus payable for future years is payable in the following January, with the remainder of each year's bonus payable three years thereafter. In every case, the deferred bonus amount is subject to forfeiture if Mr. Landini voluntarily terminates his employment or Pacific Thrift terminates his employment "for cause." If Mr. Landini's employment agreement continues for a total of ten (10) years or more, the provision delaying a portion of his bonus for three (3) years will terminate. Mr. Landini is not eligible for the employee bonus pool.

       The Company and Pacific Thrift have the right to terminate for cause any employee with whom it has a written employment agreement, which is defined in the agreement as conviction of a felony or any crime involving moral turpitude, commission of an act of fraud, theft or embezzlement against the Company, or conduct materially injurious to the Company's business or reputation. In the event of termination of the agreement without cause, the employee would be entitled to the continuation of certain benefits and severance pay for either six months or one year, as provided in his agreement.

PLANS AND ARRANGEMENTS

       Employees of the Company, including executive officers, are entitled to participate in various benefit plans established by the Company and approved by the Board of Directors and the Partnership, as the sole stockholder of the Company, prior to the Restructuring.

1995 STOCK OPTION PLAN

       The 1995 PacificAmerica Money Center, Inc. Stock Option Plan (the "1995 Plan") is designed to promote and advance the interests of the Company and its stockholders by: (i) enabling the Company to attract, retain and reward managerial and other key employees and non-employee directors; and (ii) strengthening the mutuality of interests between participants and the stockholders of the Company in its long term growth, profitability and financial success by offering stock options. The 1995 Plan empowers the Company to award or grant options from time to time until December 31, 2003, when the 1995 Plan expires except with respect to options then outstanding, to officers, directors, key employees and consultants of the Company and its subsidiaries, Incentive and Non-Qualified Stock Options ("Options") authorized by the Executive Compensation Committee of the Board of Directors, which administers the 1995 Plan.

       SHARES SUBJECT TO 1995 PLAN. The adjusted maximum number of shares of Common Stock in respect of which Options may be granted under the Plan (the "Plan Maximum") is 500,000 with an increase of two percent (2%) of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 660,000 shares, commencing January 1, 1997. As of March 31, 1998 660,000 were issuable under the 1995 Plan, and options for 567,350 shares had been granted under the 1995 Plan, leaving options for 92,650 shares available for future issuance. The Board of Directors of the Company has approved an amendment to the 1995 Plan to increase the number of shares available for grant of options under the 1995 Plan to 800,000, with an increase of 2% of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 1,000,000. See "APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN."

       For the purpose of computing the total number of shares of Common Stock available for Options under the 1995 Plan, the above limitations are reduced by the number of shares of Common Stock subject to issuance upon exercise or settlement of Options, determined at the date of the grant of such Options. However, if any Options are forfeited, terminated, settled in cash or exchanged for other Options or expire unexercised, the shares of Common Stock previously subject to such Options are again available for further Option grants. The shares of Common Stock which may be issued to participants in the 1995 Plan may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. No fractional shares may be issued under the 1995 Plan.

       The maximum number of shares of Common Stock issuable upon exercise of Options granted or which may be subject to Options, as applied to the 1995 Plan and its several components, is subject to appropriate equitable adjustment in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation or other recapitalization of the Company. The number of shares subject to outstanding options and issuable under the 1995 Plan was adjusted to reflect the one-for-one stock dividend paid on August 13, 1997, which had the effect of a two-for-one stock split.

       ADMINISTRATION. The 1995 Plan is administered by the Executive Compensation Committee of the Board of Directors (the "Committee"). The 1995 Plan provides that the Committee must consist of at least two directors of the Company who are "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act promulgated by the Securities and Exchange Commission (the "Commission"). The Committee has the sole authority to construe and interpret the 1995 Plan, to make rules and procedures relating to the implementation of the 1995 Plan, to select participants, to establish the terms and conditions of Options and to grant Options, with broad authority to delegate its responsibilities to others, except with respect to the selection for participation of, and the granting of Options to, persons subject to Sections 16(a) and 16(b) of the Exchange Act. Members of the Committee are not eligible to receive discretionary Options under the 1995 Plan.

       ELIGIBILITY CONDITIONS. All officers and key employees of the Company and its subsidiaries, are eligible to receive Options under the 1995 Plan. Non-employee directors and consultants are only eligible to receive NonQualified Stock Options under the 1995 Plan. Except for Non-Qualified Stock Options granted to non-employee directors, the selection of recipients of, and the nature and size of, Options granted under the 1995 Plan is wholly within the discretion of the Committee. The 1995 Plan is subject to specific formula provisions relating to the grant of options to non-employee directors, the exercisability of Incentive Stock Options and the total shares available for option grants. In addition, there is a 50,000 share limit on the number of shares of Common Stock in respect of which any type of Options may be granted to any person in each calendar year.

       TRANSFERABILITY. No Option granted under the 1995 Plan, and no right or interest therein, is assignable or transferable by a participant except by will or the laws of descent and distribution.

       TERM, AMENDMENT AND TERMINATION. The 1995 Plan currently provides for termination on December 31, 2003, except with respect to Options then outstanding. The Board of Directors may amend or terminate the 1995 Plan at any time, except that: (i) to the extent restricted by Rule 16b-3 promulgated under the Exchange Act, as amended and in effect from time to time (or any successor rule), the Board of Directors may not, without approval of the stockholders of the Company, make any amendment that would: (a) increase the total number of shares available for issuance (except as permitted by the 1995 Plan to reflect changes in capital structure); (b) materially change the eligibility requirements; or (c) materially increase the benefits accruing to participants under the 1995 Plan; and (ii) the provisions of the 1995 Plan governing the award of options to non-employee directors may not be amended more than once every six months other than to comport with changes to the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the regulations promulgated thereunder.

       CHANGE OF CONTROL. The 1995 Plan provides that the exercisability of outstanding Options shall be accelerated upon any of the following events: (i) any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board of Directors may be cast; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election for the Board, or combination of the foregoing, persons who were directors of the Company just prior to such event(s) shall cease to constitute a majority of the Board of Directors; (iii) a transaction in which the Company will cease to be an independent publicly owned corporation that is required to file quarterly and annual reports under the Exchange Act, or a sale or other disposition of all or substantially all the assets of the Company (including but not limited to the assets or stock of the Company's subsidiaries that results in all or substantially all of the assets or stock of Company on a consolidated basis being sold); (iv) a tender offer or exchange offer is made for shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder; or (v) the stockholders of the Company cause a change in the majority of the members of the Board of Directors within a twelve (12) month period; provided, however, that the election of one or more new directors shall not be deemed to be a change in the membership of the Board of Directors if the nomination of the newly elected directors was approved by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve (12) month period (collectively, a "Change of Control").

       INCENTIVE STOCK OPTIONS. Options designated as Incentive Stock Options, within the meaning of Section 422 of the Code, in respect of up to the Plan Maximum may be granted under the 1995 Plan. The number of shares of Common Stock in respect of which Incentive Stock Options are first exercisable by any optionee during any calendar year shall not have a fair market value (determined at the date of grant) in excess of $100,000 (or such other limit as may be imposed by the Code). To the extent the fair market value of the shares for which options are designated as Incentive Stock Options that are first exercisable by any optionee during any calendar year exceed $100,000, the excess amount shall be treated as Non-Qualified Stock Options. Incentive Stock Options shall be exercisable for such period or periods, not in excess of ten years after the date of grant, as shall be determined by the Committee.

       GRANT OF INCENTIVE STOCK OPTIONS. As of March 31, 1998, the Board of Directors of the Company has granted Incentive Stock Options to acquire a total of 555,350 shares of Common Stock to certain key employees, including the executive officers, of the Company, at exercise prices ranging from $5 to $28.75 per share. For employees who were employed by the Partnership for five (5) years or more, options become exercisable 20% after the first six (6) months following the grant, and an additional 20% on the first, second, third and fourth-year anniversary dates of the grant thereafter. For employees who were employed by the Partnership for less than five (5) years, options become exercisable 25% on each of the first, second, third and fourth-year anniversary dates of the grant.

       NON-QUALIFIED STOCK OPTIONS. Non-Qualified Stock Options may be granted for such number of shares of Common Stock and will be exercisable for such period or periods as the Committee shall determine, up to a maximum term of ten years.

       OPTIONS TO NON-EMPLOYEE DIRECTORS. The 1995 Plan also provides for the grant of Options to non-employee directors of the Company or any of its subsidiaries, without any action on the part of the Board of Directors or the Committee, only upon the terms and conditions set forth in the 1995 Plan. The 1995 Plan was amended in June 1997 to provide that non-employee directors of the Company and its subsidiaries would be entitled to receive an initial grant of 1,000 shares of Common Stock and an annual grant of 1,000 shares of Common Stock after each twelve (12) month period of continuous service as a director. On April 22, 1998 the Board of Directors amended the 1995 Plan to clarify that, as a result of the August 13, 1997 stock dividend which had the effect of a two-for-one stock split, the amount of each initial and annual grant of options to non-employee directors of the Company and its subsidiaries would be increased to 2,000 shares of Common Stock. Each Option becomes exercisable as to 50% of the shares of Common Stock subject to the Option on the first anniversary date of the grant and 50% on the second anniversary date of the grant, and expires ten (10) years from the date the Option is granted. The exercise price of all Options granted non-employee directors must be equal to 100% of the fair market value of the Common Stock subject to the Option on the date on which such Options are granted. Each Option is subject to the other provisions of the 1995 Plan.

       As of March 31, 1998, the non-employee directors of the Company have been granted Non-Qualified Options to acquire 12,000 shares of Common Stock, at exercise prices ranging from $5.00 to $16.00 per share.

       OPTION EXERCISE PRICES. The exercise price of an Incentive Stock Option must be at least 100% of the fair market value of the Common Stock on the date of grant. Except for Options to non-employee directors, NonQualified Stock Options may be issued at such option exercise price as the Committee shall determine, but not less than par value per share. The fair market value of all Options is determined as the closing price of the Common Stock on the date the Option is granted.

       EXERCISE OF OPTIONS. Options are exercisable for a maximum term of 10 years, but may not be exercised after three months following a termination of employment, or after one year following disability or death of an optionee. Options are exercisable only upon the payment in full of the applicable Option exercise price in cash or, if approved by the Committee, in shares of the Common Stock (at the fair market value thereof at exercise date) or by concurrent sale of the shares under the Option with instructions to the selling broker to deliver the proceeds of sale, up to the exercise price, to the Company. No Incentive or Non-Qualified Stock Option may be exercised within six months following the date of grant.

RETIREMENT PLAN

       The Company has a 401(k) Plan (the "401(k) Plan") which Plan allows employees to invest contributions in Common Stock of the Company.

       All employees (including officers) of the Company and its subsidiaries are eligible to participate in the Retirement Plan and future employees will be eligible following the completion of 1,000 hours of service and their first year of employment. Subject to certain limitations, participants in the 401(k) Plan may make contributions from 2% to 15% of their pretax compensation, up to a maximum of [check amount] $9,500 per year (in 1997), subject to certain limitations and annual adjustments for inflation. The Company may, in its discretion, make a matching contribution equal to a percentage of compensation contributed by each participant, not to exceed 6% of compensation. The 401(k) Plan is designed to qualify under Section 401(k) of the Internal Revenue Code and therefore contributions by the Company and the participants are deductible by the Company and not includable in the income of the participants for federal income tax purposes. Participants will always be fully vested in all of their individual contributions to the 401(k) Plan (and in earnings on such contributions). Participants will be fully vested in employer contributions (and earnings on such contributions) to the 401(k) Plan, regardless of years of service, upon the attainment of normal retirement age (age 65), such participant's death or permanent and total disability while employed by the Company or the termination or complete discontinuance of the 401(k) Plan. If a participant terminates employment with the Company for any reason other than retirement, then such participant's interest in employer contributions to the 401(k) Plan shall vest 20% after one year of service, and 20% for each year of service thereafter, so they will be vested 100% after five or more years of service. An employee's service with the Partnership, the General Partner and former affiliates is counted for purposes of vesting under the 401(k) Plan.

STOCK PURCHASE PLAN

       The 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan") provides for eligible employees of the Company and its subsidiaries to participate in the ownership of the Company by acquiring the right to purchase shares of the Company's Common Stock. The Stock Purchase Plan covers a total of 130,000 shares of Common Stock, which the Board has proposed to increase to 230,000 shares of Common Stock. See "APPROVAL OF AMENDMENT TO STOCK PURCHASE PLAN." Shares of Common Stock may be purchased by the Stock Purchase Plan in the open market or issued by the Company from authorized and unissued treasury stock. The purpose of the Stock Purchase Plan is to promote the interests of the Company by providing a method whereby employees of the Company may participate in the ownership of the Company by acquiring an interest in the Company's growth and productivity.

       THE OPTIONS. The Stock Purchase Plan provides that, during each specified period ("Option Period"), the Company may grant options to participants to purchase, at the termination of that Option Period, shares of Common Stock under the Stock Purchase Plan. The Option Periods coincide with the Company's calendar year. The price at which each share covered by an option under the Stock Purchase Plan may be purchased is 100% of the fair market value of a share of Common Stock on the first day of the applicable Option Period.

       Unless terminated, options granted at the commencement of an Option Period are exercised automatically on the last day of that Option Period. An option terminates upon a voluntary withdrawal from participation in the Stock Purchase Plan by a participant, which may be effected any time prior to the last day of the Option Period by completing a notice of termination form. An option also terminates automatically if the participant holding the option ceases to be employed by the Company or a subsidiary of the Company for any reason (including death, disability or retirement) prior to the last day of the Option Period.

       An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the optionee, only by such optionee. Optionees do not have rights as stockholders of the Company with respect to option shares until they exercise their options.

       ELIGIBILITY AND PARTICIPATION. All full-time employees of the Company and its subsidiaries who have been employed continuously for at least 30 days and who work more than 20 hours per week are eligible to participate in the Stock Purchase Plan at their election. However, no employee may be granted an option if such employee would immediately thereafter own, directly or indirectly, 5% or more of the combined voting power of all classes of stock of the Company, as determined pursuant to Section 424(d) of the Code.

       Eligible employees may enroll as participants in the Stock Purchase Plan by executing a form provided by the Company prior to the commencement of each Option Period on which they may designate the stated maximum set forth on the form, to: (i) the portion of their compensation, in any amount up to the stated maximum set forth on the form, to be deducted semi-monthly, and accumulated for the purchase of shares of Common Stock; and/or (ii) the amount of funds, if any, which they will deposit at the beginning of the Option Period for the purchase of shares of Common Stock. Once chosen, the semi-monthly contribution for that Option Period cannot be decreased or increased without terminating the option. The aggregate maximum dollar amount which may be designated by a participant to be applied to the purchase of shares under the Stock Purchase Plan may not exceed the lesser of 15% of base compensation or $25,000 per year.

       ADMINISTRATION AND AMENDMENT. The Stock Purchase Plan is administered by the Executive Compensation Committee of the Board of Directors. That committee is empowered to interpret and construe any provision of the Stock Purchase Plan and to adopt such rules and regulations for administering the Stock Purchase Plan as it deems necessary.

       The Board of Directors of the Company may at any time, insofar as is permitted by law, alter, amend, suspend or discontinue the Stock Purchase Plan with respect to any shares not already subject to options; provided, however, that without the approval of the stockholders of the Company, no modification or amendment may increase the number of shares subject to the Stock Purchase Plan, extend the term of the Stock Purchase Plan, alter the option price formula, otherwise materially increase the benefits accruing to participants, materially modify the requirements as to eligibility for participation or amend the Stock Purchase Plan in any manner that will cause it to fail to meet the requirements of an "Employee Stock Purchase Plan" as defined in Section 423 of the Code.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        The PacificAmerica Money Center, Inc. Supplemental Executive Retirement Plan (the "Supplemental Plan"), an unfunded retirement plan, is designed to provide additional employer paid benefits to certain long-term executive officers of the Company and its predecessors. Participants' years of service with the Partnership and its affiliates prior to the completion of the Restructuring carry forward for vesting and benefit accrual purposes. The Supplemental Plan covers the following six employees: Joel R. Schultz, Richard
B. Fremed, Norman A. Markiewicz, Richard D. Young, Charles J. Siegel and Frank
P. Landini. Future participants, if any, will be determined by the Board of Directors. Administration of the Supplemental Plan is the responsibility of the Executive Compensation and Stock Option Committee of the Board of Directors.

       Under the Supplemental Plan, a participant's 65th birthday is deemed his or her normal retirement date ("Normal Retirement Date"). The yearly benefit that a participant will receive at his or her Normal Retirement Date will be 1-2/3% of his or her average compensation (whether paid by the General Partner, the Partnership or the Company) for his or her highest 3 consecutive years, multiplied by the actual number of his or her years of service. However, in no event will any years of service in excess of 30 be taken into account. The participant's benefits are reduced by his estimated Social Security benefit and by his estimated Section 401(k) Plan benefit. Effective January 1, 1997, the maximum annual retirement benefit payable under the Supplemental Plan (determined after application of the reductions for a participant's estimated Social Security and 401(k) benefits) is limited to the following amounts: (i) Joel R. Schultz - $400,000; (ii) Richard D. Young - $200,000; (iii) all other participants - $100,000. Beginning in 1998, the benefit cap amounts described above are subject to cost-of-living adjustments during the period of a participant's employment, up to a maximum of 5% per year, but only if the increase in the applicable cost-of-living index exceeds 5% for any plan year. The estimated 401(k) benefit is determined as a straight life annuity that is the actuarial equivalent of the sum of the elective deferral and company matching contributions made to the 401(k) Plan, based on the assumption that the maximum elective deferrals and company match are contributed to the 401(k) Plan on behalf of the participant each year and the participant's account yields an assumed earnings rate. Benefits are payable monthly upon the participant's retirement.

       A participant is entitled to elect early retirement before his or her Normal Retirement Date, and still receive retirement benefits, at any time after: (i) he or she has completed fifteen (15) years of service; and (ii) the sum of his or her age and years of service equals or exceeds seventy (70) ("Early Retirement Date"). The dollar amount of a participant's early retirement benefit equals the normal retirement benefit reduced 1/4% for each month prior to his or her 65th birthday.

       If a participant dies while employed by the Company at any time when he or she is eligible for early or normal retirement, his or her surviving spouse will receive the survivor portion of a benefit determined as if the participant had retired on the day before his or her death, and had elected to receive his or her benefit in the form of a 50% joint and survivor annuity.

       Participants' benefits will become fully vested upon the attainment of their Early Retirement Date or Normal Retirement Date; however, participants will forfeit all of their benefits in the event they either: (i) are terminated for cause; or (ii) engage in competition with the Company, either before or after retirement, without express written consent of the Company.

       Special rules apply following a Change of Control of the Company. If a participant terminates his employment within five (5) years following a Change of Control:

       (a) the participant will be entitled to receive a benefit even if he or she voluntarily terminates employment prior to eligibility for retirement, provided it is for "good reason," which includes, among other circumstances, reduction in the participant's annual base salary, the failure to pay, within seven (7) days of the due date, any portion of the participant's compensation and the Company's failure to effectively continue any material compensation plan in which the participant participated immediately before the Change of Control;

       (b) the participant will be credited with an additional five (5) years of service and entitled to receive a lump sum distribution of the present value of his or her accrued benefit; and

       (c) the participant's benefit can be forfeited because he or she is terminated "for cause" only: (i) if the termination is because of the willful and continued failure by the participant to substantially perform his or her duties with the Company after a written demand for substantial performance is delivered to the participant by the Board of Directors; or (ii) by the participant's theft or embezzlement from the Company, fraud or other acts of dishonesty in the conduct of the Company's business, conviction or plea of nolo contendere to any felony or any crime involving moral turpitude, or willful and knowing action which is materially injurious to the business or reputation of the Company.

       A participant also has the right to receive a lump sum benefit under the Supplemental Plan in the event of a voluntary termination of employment within one year following a Change of Control, based on his actual years of service.

       The Board of Directors of the Company may amend or terminate the Supplemental Plan at any time, provided that such amendment or termination may not cancel or reduce the amount of a participant's previously accrued benefits without the consent of that participant. The termination of the Supplemental Plan will not result in immediate vesting of accrued benefits.

       The following table shows the estimated annual retirement benefits, before any applicable offset for estimated Social Security benefits or estimated 401(k) benefits under the 401(k) Plan and before application of the benefit cap. Such benefits would be payable to participants in the Supplemental Plan on their Normal Retirement Date on a straight life annuity basis. Offsets for social security and 401(k) contributions made under the 401(k) Plan may be substantial for certain participants.



    Average Annual                                                          Annual Benefit by
       Eligible                                                     Years of Service at Retirement(1)
     Compensation                                                   ---------------------------------
     ------------
                     10                15                20                25                 30
                  --------          --------          --------          --------          --------
$100,000          $ 16,667          $ 25,000          $ 33,333          $ 41,667          $ 50,000
$200,000          $ 33,333          $ 50,000          $ 66,667          $ 83,333          $100,000
$300,000          $ 50,000          $ 75,000          $100,000          $125,000          $150,000
$400,000          $ 66,667          $100,000          $133,333          $166,667          $200,000
$500,000          $ 83,333          $125,000          $166,667          $208,333          $250,000
$600,000          $100,000          $150,000          $200,000          $250,000          $300,000
$700,000          $116,667          $175,000          $233,333          $291,667          $350,000

-------------------

(1) Estimated annual retirement benefits, before any applicable offset for estimated Social Security benefits or estimated 401(k) benefits under the 401(k) Plan and before application of the benefit cap. Effective January 1, 1997, the maximum annual retirement benefit payable under the Supplemental Plan (determined after application of the reductions for a participant's estimated Social Security and 401(k) benefits) is limited to the following amounts: (i) Joel R. Schultz - $400,000; (ii) Richard D. Young - $200,000; (iii) all other participants - $100,000.

        As of December 31, 1997, all of the Named Executives were participating in the Supplemental Plan. The average salary of the Named Executives for purposes of the Supplemental Plan does not differ substantially from that set forth in the Actual Annual Compensation table, except for the inclusion of amounts realized upon exercise or sale of shares of Common Stock received upon exercise of stock options, and except for Joel R. Schultz, whose average annual eligible compensation currently is $600,769, which is the average of his annual compensation for the years 1989, 1990 and 1991. Credited years of service in the Retirement Plan by the Named Executives participating in the Retirement Plan are as follows: Joel R. Schultz, 23 years of service; Richard D. Young, five years of service; Frank P. Landini, four years of service; Charles J. Siegel, four years of service; and Norman A. Markiewicz, 23 years of service. It is estimated that Mr. Schultz will reach the maximum $400,000 in annual retirement benefit payable if his average annual eligible compensation exceeds $960,000 and he has 25 or more years of service.

1997 BONUS PERFORMANCE PLAN

       Effective April 18, 1997, the Board of Directors of the Company adopted a 1997 Bonus Performance Plan (the "Bonus Plan") for all officers and employees of the Company and its subsidiaries except Joel R. Schultz and Richard D. Young. The Bonus Plan is intended to provide a strong incentive for all of the Company's officers and employees to significantly enhance stockholder value.

       The Bonus Plan has established $40 per share performance targets for the market price of the Company's stock by December 31, 1999 or the consideration to be received by all holders of Common Stock in a sale, merger, cash tender offer, exchange offer or other business combination. The performance targets will be achieved if either: (i) the average market price for the Company's Common Stock (the "Market Price") for the sixty (60) days prior to December 31, 1999 is in excess of $40 per share; or (ii) the total consideration (including cash and the value of any other consideration received by the stockholders, as determined in good faith by the Board of Directors of the Company) in a sale, merger, cash tender offer, exchange offer or other business combination (the "Acquisition Price") is in excess of $40 per share. If either of these performance targets is met, a bonus pool, payable in cash and/or Common Stock in the discretion of the Board of Directors, will be established by the Board of Directors equal to no more than five percent (5%) of the excess of the Market Price or the Acquisition Price over $40 per share, to be allocated among and paid at such time to such of the employees and officers (other than Messrs. Schultz and Young) as the Board of Directors shall determine, based upon its assessment of the performance of such employees and officers.

       The Board of Directors believes that this Bonus Plan will, in addition to providing a strong incentive to maximize stockholder value, provide a significant incentive for all of the Company's valued employees, including regional managers and top performing loan representatives, to remain in the Company's employ. The Bonus Plan will be administered by the Company's Executive Compensation Committee and may from time to time be amended, suspended or terminated, in whole in part, by the Board of Directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       In 1998, the Company engaged Friedman, Billings, Ramsey & Co., Inc. ("FBR"), an investment banking firm, to act as the Company's exclusive financial adviser in connection with an analysis of the Company's strategic opportunities. James C. Neuhauser, a director of the Company, is also a Managing Director of FBR. In the event that the Company engages in a purchase or sale of assets or stock with another company, or completes a financing transaction, the Company has agreed to pay commissions to FBR pursuant to either a specified formula or to be negotiated in connection with the transaction. If a transaction is completed, the amount of compensation payable to FBR is expected to exceed $60,000, but the amount cannot be determined until the details of any such transaction are known.


              JOINT REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                     AND THE EMPLOYEE COMPENSATION COMMITTEE

       The Company's Executive Compensation Committee ("Executive Compensation Committee") and Employee Compensation Committee ("Employee Compensation Committee") make this joint report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the performance graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9) of Regulation S-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       During the fiscal year ended December 31, 1997, the Executive Compensation Committee, and its predecessor the Executive Compensation and Stock Option Committee until November 1997, determined the salary and the performance-based bonuses of the Company's executive officers under written employment contracts and appropriate awards under the 1995 Stock Option Plan for all officers and employees of the Company and administered the Company's 401(k) Plan. None of the members of the Executive Compensation Committee is now, and none of the members of the Executive Compensation Committee or its predecessor the Executive Compensation and Stock Option Committee was, at any time during 1997, an officer or employee of the Company.

        The Employee Compensation Committee, consisting of Joel R. Schultz and Richard D. Young, determined the salary and bonus structure for all employees who are not employed under written contracts and the annual bonuses of Messrs. Markiewicz, Fremed and Siegel.

EXECUTIVE OFFICER COMPENSATION POLICY AND PHILOSOPHY

       The Company's compensation program for executive officers consists primarily of three key elements: a base salary, a performance-based annual cash bonus and periodic grants of stock options. The Company believes that its compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking the executive officers' compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. Thus, compensation for such executive officers involves a high proportion of pay which is at risk: the variable annual cash bonus (which permits individual performance to be recognized on an annual basis, and which is based, in significant part, on an evaluation of the contribution made by the officer to the Company's overall performance) and stock options (which directly relate a significant portion of the executive officer's long-term remuneration to stock price appreciation realized by the Company's stockholders).

COMPONENTS OF COMPENSATION

       BASE SALARY. Executive officer salaries are established in relation to a range of salaries for comparable positions in the subprime residential lending industry. For the purpose of establishing base salary levels prior to the Restructuring, the Company compared itself to a self-selected group of subprime lenders of small to medium market capitalization, which included approximately five companies in the comparison group. The Company seeks to pay salaries to executive officers that are commensurate with the qualifications, duties and responsibilities of each officer and that are competitive in the marketplace. In making its annual salary recommendations, the Executive Compensation Committee and the Employee Compensation Committee review the Company's financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company's financial and business objectives as well as the executive officers' performance of their individual responsibilities.

       ANNUAL CASH BONUS. Executive officer cash bonuses are used to provide executive officers with financial incentives to meet annual performance targets of the Company. The performance goals of Messrs. Schultz and Young are established in their employment agreements as specified returns on stockholder equity. The performance goals of Mr. Landini are established as a percentage of the profits of the Wholesale Division of Pacific Thrift. The performance targets and bonus recommendations for executives other than Messrs. Schultz, Young and Landini are established by the Employee Compensation Committee. The Employee Compensation Committee develops a Company-wide bonus pool following the end of each fiscal year. The size of the bonus pool is based upon a subjective assessment of overall Company and individual business unit performance as compared to both budgeted and prior fiscal year performance and the extent to which the Company achieved its overall financial goals of growth in earnings and return on stockholders' equity. Once the overall size of the bonus pool has been approved, the Employee Compensation Committee makes discretionary, individual bonus recommendations for eligible employees based upon an evaluation of their individual performance and contribution to the Company's overall performance

       STOCK OPTIONS. The Board believes that equity ownership by executive officers provides incentive to build stockholder value and align the interests of executive officers with the interests of stockholders. Upon hiring executive officers, the Executive Compensation Committee of the Board will typically recommend stock option grants to the officers under the 1995 Plan, subject to applicable vesting periods. Thereafter, the Executive Compensation Committee will consider awarding additional grants, usually on an annual basis, under the 1995 Plan. The Executive Compensation Committee believes that these additional annual grants will provide incentives for executive officers to remain with the Company. Options will be granted at the then current market price of the Company's Common Stock and, consequently, will have value only if the price of the Company's Common Stock increases over the exercise price. The size of the initial grant will usually be determined based upon prior grants to executive officers. In determining the size of the periodic grants the Executive Compensation Committee will consider prior option grants to the executive officer, the executive's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

       OTHER EMPLOYEE BENEFIT PLANS. The Company has certain broad-based employee benefit plans in which all employees, including executive officers, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. The Company also makes matching contributions for all participants in the Company's 401(k) Plan.

COMPENSATION OF THE PRINCIPAL EXECUTIVE OFFICERS

        Mr. Schultz's 1997 Compensation. The terms of Mr. Schultz' employment agreement provide for a base salary of $225,000 per annum and a bonus determined as a specified percentage of the net pre-tax profits of the Company if the after-tax net income of the Company results in a specified return on equity. See "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Employment Agreements."

       Compensation of other Executive Officers and Employees. The terms of the 1997 compensation of all of the Company's executive officers were determined based on their employment agreements. See "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Executive Compensation -- Employment Agreements." The annual bonuses of Messrs. Young and Landini were determined under specific performance-based formulas provided in their employment agreements. See "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Employment Agreements." The annual bonuses of Messrs. Siegel, Markiewicz and Fremed were determined as an allocated share of the employee bonus pool, the amount of which and allocated shares of which were determined by the Employee Compensation Committee with reference to the performance and results of operations of the Company and the individual performance of each executive officer and employee.

       In evaluating the performance of its executive officers at the end of 1997, the Executive Compensation Committee and the Employee Compensation Committee considered the following factors (i) the over 300% increase in the Company's net income, to $17.1 million in 1997 from $4.2 million in 1996; (ii) the 100% increase in loan origination volume, to $768 million in 1997 from $374 million in 1996; (iii) the over 150% increase in gain on sale of loans, to $81.7 million in 1997 from $29.2 million in 1996; (iv) the successful completion of the Company's first direct securitization in the fourth quarter of 1997; (v) the successful negotiation of warehouse financing and interest-only strip receivable financing arrangements; and (vi) the successful opening of 27 new retail loan offices throughout the country in 1997, increasing the number of retail loan offices to 40 at the end of 1997 from 13 at the end of 1996.

                                            Respectfully submitted,

                                            Executive Compensation Committee

                                            Paul D. Weiser
                                            James C. Neuhauser
                                            Alan J. Siebler


                                            Employee Compensation Committee

                                            Joel R. Schultz
                                            Richard D. Young

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Stock Market US Index for the period commencing on June 25, 1996 (the date trading of the Company's Common Stock commenced on the Nasdaq National Market) and ending on December 31, 1997. The data set forth below assumes the value of an investment in the Company's Common Stock and the Index was $100 on June 25, 1996.

                           COMPARISON OF TOTAL RETURN*
     SINCE THE INITIAL PUBLIC OFFERING OF PACIFICAMERICA MONEY CENTER, INC. AMONG PACIFICAMERICA MONEY CENTER, INC., THE NASDAQ STOCK MARKET-US INDEX
                      AND THE NASDAQ FINANCIAL STOCKS INDEX




                                    [GRAPH]



                                       6/25/96    6/28/96     9/30/96   12/31/96   3/31/97    6/30/97    9/30/97    12/31/97
PacificAmerica Money Center, Inc.        100        108        176        232        240        256        408        292
NASDAQ Stock Market - U.S.               100        100        105        110        104        122        142        133
NASDAQ Financial Stocks                  100        101        109        121        126        146        171        185









        *In calculating cumulative total stockholder return, reinvestment of dividends, if any, was assumed.

                    APPROVAL OF NEW EMPLOYMENT AGREEMENTS OF
                      JOEL R. SCHULTZ AND RICHARD D. YOUNG

        The current terms of the employment agreements of Joel R. Schultz and Richard D. Young, as amended in 1997, are described under the heading "EXECUTIVE COMPENSATION AND OTHER MATTERS -- Employment Agreements." The Board of Directors has approved new employment agreements with Messrs. Schultz and Young, subject to the approval of a majority of the stockholders present and voting at the Annual Meeting. Among other changes, the new employment agreements provide that one half of the annual bonuses earned by both Mr. Schultz and Mr. Young will be payable in Common Stock, and will be forfeitable if certain performance conditions are not met in the year following the bonus year.

        The Board notes that the Common Stock portion of the annual bonuses is subject to both market risks and risk of loss if the performance-related forfeiture conditions are not met. The Board believes that the change from an all cash annual bonus to a 50% cash and 50% stock annual bonus will allow the Company to retain more cash flow for the growth of its lending business, thereby potentially reducing the Company's financing costs and its need to raise cash for operations. The Board of Directors further believes that the new employment agreements will provide substantial incentives for Mr. Schultz and Mr. Young to continue to improve the profitability and return on equity of the Company.

        The new employment agreements are each for an initial term of three years, beginning effective January 1, 1998 and expiring on December 31, 2000. The agreements are subject to automatic extension for successive one year terms unless, at least six months prior to the end of the term, either the Company or the executive gives notice of intent not to renew.

        Under the new agreements, Mr. Schultz receives an annual base salary of $425,000 per year and Mr. Young receives an annual base salary of $375,000 per year, in each case adjusted annually to reflect any increases in the consumer price index. In addition, each of Mr. Schultz and Mr. Young receives an annual bonus equal to 2-1/2% of the annual net pre-tax profits of the Company (before deduction of bonuses paid to Mr. Schultz and Mr. Young, referred to as "annual bonuses") if the Company earns annual net after-tax profits (after payment of annual bonuses) equal to a minimum annual return on equity in excess of 10%, or 5% of the annual net pre-tax profits of the Company if the Company earns annual net after-tax profits equal to a minimum annual return on equity in excess of 20%. Return on equity is determined as net after-tax profits as a percentage of stockholder equity at January 1 of each year. The annual bonuses are payable in quarterly installments during the year earned, determined by annualizing the quarterly net pre-tax profits, net after-tax profits and return on equity for each of the first three quarters of the year, with a final determination of the total annual bonus following release of the Company's audited consolidated financial statements for the year.

        Each installment of the annual bonus is paid 50% in cash and 50% in Common Stock. The Common Stock portion of the Annual Bonus will be held in escrow by the Company unless and until either of the following forfeiture conditions are met: (a) pre-tax net income for the year following the bonus year must be at least 12.5% higher than the bonus year (i.e., for the 1998 bonus, 1999 pre-tax net income must exceed 1998 pre-tax net income by 12.5%); or (b) return on equity (after payment of annual bonuses) must be at least 25% for the year following the bonus year (i.e., for the 1998 bonus, 1999 return on equity must be at least 25%). (The forfeiture conditions are only applicable for the year 2000 bonus year if the executive is employed under an employment contract through the end of the year 2001.) The amount of Common Stock issued in payment of quarterly installments of the annual bonus is determined as the highest of
(x) the closing price on the last trading day of the applicable quarter; (y) the average closing price for the 10 trading days prior to the end of the applicable quarter; or (z) $10 per share. The Company will use its best efforts to register with the Securities and Exchange Commission for resale by the executive the Common Stock issued in payment of the annual bonus. To the extent that the total quarterly annual bonus payments exceed the total annual bonus determined at the end of the year, the excess will be repaid first from the Common Stock issued to the executive during the year, using the average weighted price per share of the Common Stock issued in payment of the annual bonus during the year, and then in cash or, at the executive's option, in shares of Common Stock previously purchased by him.

        Mr. Schultz is also entitled to receive a special cash bonus equal to 1% of the annual pre-tax net income of the Company and Mr. Young is entitled to receive a special cash bonus equal to 0.5% of the annual pre-tax net income of the Company, in each case calculated before payment of the special bonus but after payment of the annual bonuses, if the following conditions are met: (a) comparing the special bonus year with the prior year, the pre-tax net income for the special bonus year is at least 25% higher than the prior year or the return on equity for the special bonus year is at least 25%; and (b) comparing the special bonus year with the following year, the pre-tax net income for the year following the special bonus year is at least 25% higher than the special bonus year or the return on equity for the year following the special bonus year is at least 25%. (For the year 2000 special bonus, the performance conditions for the year 2001 are only applicable if the executive is employed under an employment contract through the end of the year 2001.)

        Mr. Schultz is also entitled to receive a stock option for 100,000 shares upon approval by the stockholders of the new employment agreement, at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. The option shall be exercisable at any time beginning six months after grant for a term of 10 years.

        Mr. Young is also entitled to receive a guaranteed cash bonus equal to $150,000 payable in three equal annual installments during the term of his employment agreement, or payable immediately upon a termination of his employment for any reason.

        Each of Mr. Schultz and Mr. Young is also entitled to participate in benefit plans maintained by the Company for its executive officers, including insurance, pension, stock option plans and stock purchase plans, and to receive perquisite benefits including an automobile allowance and expense allowance. In addition, Mr. Schultz and Mr. Young are entitled to receive the insurance benefits made available to all executives of the Company.

        Upon a termination of the employment agreement as a result of the death or disability of the executive, he or his personal representative is entitled to receive any unpaid annual and special bonuses for any prior year and through the last full quarter prior to termination, including cash and Common Stock, free of any forfeiture or other conditions otherwise applicable to such bonuses, plus a lump sum payment equal to the sum of the full annual bonus and special bonus earned in the prior year, plus payments of the base salary and all benefits for one year. Mr. Young or his personal representative is also entitled to any unpaid installments of his special guaranteed bonus. If, at the end of the year of such a termination, it is determined that the annual bonus that would have been earned in the year of termination is higher than the annual bonus for the prior year, the executive or his personal representative is entitled to an additional payment equal to the difference between the annual bonus that would have been earned and the annual bonus amount paid upon termination.

        The Company may terminate the employment agreement of Mr. Schultz or Mr. Young "for cause," which is defined to include: (i) theft or embezzlement; (ii) fraud or other acts of dishonesty in the conduct of the Company's business;
(iii) conviction or plea of nolo contendere to any felony or crime of moral turpitude; (iv) any action willfully and knowingly taken which is injurious to the Company's business or reputation. Upon a termination for cause, the Company is only obligated to pay the amount of base salary and annual bonus earned through the date of termination. Any Common Stock held in escrow upon termination for cause will be released to the executive if and when the conditions are met in accordance with the terms of his employment agreement. In addition, the Company is obligated to pay any special bonus to the executive for each year that he was employed, to the extent the performance targets are met in accordance with the terms of the employment agreement. Mr. Young is also entitled to receive any unpaid installments of his guaranteed bonus.

        If either Mr. Schultz or Mr. Young terminates his employment agreement for any reason other than a "corporate change" (as defined below), he is entitled to his base salary through the date of termination and his annual bonus earned through the end of the last full quarter prior to termination. Mr. Young is also entitled to receive any unpaid installments of his guaranteed bonus. Any Common Stock held in escrow upon such a termination by Mr. Schultz will be released to the executive if and when the conditions are met in accordance with the terms of his employment agreement. Any Common Stock held in escrow upon such a termination by Mr. Young will be forfeited. In addition, the Company is obligated to pay any special bonus for each year that Mr. Schultz or Mr. Young was employed, to the extent the performance targets are met in accordance with the terms of his employment agreement.

        If the Company terminates the employment agreement of Mr. Schultz without cause, he is entitled to benefits for one year, plus a lump sum payment equal to one year's base salary and the annual bonus earned for the prior year. Mr. Schultz is also entitled to any special bonus for the year prior to termination if the performance targets were met for the year prior to termination, plus the cash value of all vacation, holiday and sick days which have accrued and would have accrued for one year following termination. If, at the end of the year of termination, it is determined that the annual or special bonus that would have been earned by Mr. Schultz in the year of termination is higher than the annual or special bonus for the prior year, Mr. Schultz is entitled to an additional payment equal to the difference between the annual and/or special bonus that would have been earned and the annual and special bonus amounts paid upon termination. In addition, all Common Stock then held in escrow for Mr. Schultz is required to be released immediately.

        If the Company terminates the employment agreement of Mr. Young without cause, he is entitled to benefits for one year, plus a lump sum payment equal to one year's base salary, one half of the annual bonus earned for the prior year, any unpaid installments of the guaranteed bonus and the cash value of all vacation, holiday and sick days which have accrued and would have accrued for a period of six months following termination. In addition, any Common Stock then held in escrow for Mr. Young will be released if and when the conditions for such release are met. Mr. Young is also entitled to any special bonus for the year prior to termination if the performance targets for the year of termination are met.

        If, at any time within one year of a "corporate change" (as defined below), the Company or the executive terminates his employment for any reason other than "for cause," Mr. Schultz and/or Mr. Young is entitled to receive full benefits for 18 months after termination and the cash value of all vacation, holiday and sick days which would have accrued for 18 months following termination. In addition, Mr. Schultz is also entitled to receive any earned and unpaid installments of his annual bonus through the last full quarter of his employment, and an additional lump sum equal to the sum of two times his annual base salary, two times his annual bonus earned in the prior year, the special bonus amount earned for the year prior to termination, plus an additional "in lieu of special bonus" amount equal to 1% of the annualized pre-tax net income for the year of termination. If, at the end of the year of termination, it is determined that two times the annual bonus or the special bonus that would have been earned in the year of termination is higher than the two times the annual bonus or the special bonus amount paid upon termination, Mr. Schultz is entitled to an additional payment equal to the difference between two times the annual bonus and the special bonus actually paid and two time the amount that would have been earned in the year of termination, in addition to a payment equal to the difference between the "in lieu of special bonus" amount paid and the amount that would have been paid as a special bonus in the year of termination. In addition, all Common Stock then held in escrow for Mr. Schultz is required to be released. Mr. Young is also entitled to receive any earned and unpaid installments of his annual bonus (subject to escrow of the Common Stock portion of the annual bonus) through the last full quarter of his employment, any unpaid installments of his guaranteed bonus, and a lump sum payment equal to his annual base salary and his annual bonus earned in the prior year. In addition, all Common Stock held in escrow is required to be released to Mr. Young and he is entitled to receive any special bonus earned for each year of his employment upon his completion of 12 full months of employment with the Company following a Corporate Change, or upon a termination of employment by the Company without cause, or termination of employment by Mr. Young for "good cause" as defined in the agreement.

        A "corporate change" is defined in the employment agreement as: (i) a transaction in which Employer ceases to be an independent publicly owned corporation that is required to file quarterly and annual reports under the Securities Exchange Act of 1934, (ii) a sale or other disposition of all or substantially all of the assets, or a majority of the outstanding capital stock, of Employer (including but not limited to the assets or stock of Employer's subsidiaries that results in all or substantially all of the assets or stock of Employer on a consolidated basis being sold), (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or combination of the foregoing, persons who were directors of Employer just prior to such event(s) shall cease to constitute a majority of the Board, (iv) any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of Employer with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast, (v) the Employer assigns to Executive duties, functions, responsibilities or authority substantially inferior to the duties, functions, responsibilities and authority contemplated by Section 1 (b) herein, or (vi) Employer's stockholders cause a change in the majority of the members of the Board within a twelve (12) month period; provided, however, that the election of one or more new directors shall not be deemed to be a change in the membership of the Board if the nomination of the newly elected directors was approved by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve (12) month period.

        If the new employment agreements with Mr. Schultz and Mr. Young are approved by the stockholders at the 1998 Annual Meeting of Stockholders, the Company will make a one time adjustment payment, in stock or cash, as appropriate under the terms of the agreement, so that the total amount of compensation paid to each of Mr. Schultz and Mr. Young for the period beginning January 1, 1998, including all payments made under the prior employment agreement relating to the period beginning January 1, 1998, are equal the total compensation that would have been paid had the new employment agreements been in effect from January 1, 1998.

        The Board of Directors believes that the proposed new employment agreements provide substantial incentives for Mr. Schultz and Mr. Young to continue to improve the profitability and return on equity of the Company. The Board further believes that the additional compensation payable to both Mr. Schultz and Mr. Young under the new employment agreements is justified because they are each surrendering the right to receive one-half of their annual bonuses in cash, and are instead receiving that portion of their annual bonuses in Common Stock, which is subject to both market risks and substantial performance-related forfeiture conditions. In addition, the Board believes that the change from an all cash annual bonus to a 50% cash and 50% stock annual bonus will allow the Company to retain more cash flow for the growth of its lending business, thereby potentially reducing the Company's financing costs and its need to raise cash for operations.

        The new employment agreements of Mr. Schultz and Mr. Young are subject to approval of a majority of the stockholders present and voting at the Annual Meeting. If the new agreements are approved by a majority of stockholders present and voting at the Annual Meeting, the provisions of the agreements will take effect for all periods beginning January 1, 1998. If Mr. Schultz's new agreement is not approved, the existing terms of Mr. Schultz' employment agreement, as amended, will continue in effect without modification. If Mr. Young's new agreement is not approved, the Company will negotiate an extension of Mr. Young's existing employment agreement. FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE EMPLOYMENT AGREEMENTS OF MR. SCHULTZ AND MR. YOUNG.



                 APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN


        As currently in effect, the maximum number of shares of Common Stock in respect of which Options may be granted under the Plan (the "Plan Maximum") is 500,000 with an increase of two percent (2%) of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 660,000 shares, commencing January 1, 1997. As of March 31, 1998 a total of 567,350 shares were subject to options issued under the 1995 Plan. The Board of Directors has approved an increase in the total number of shares available for the grant of options under the 1995 Plan to 800,000, with an increase of 2% of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 1,000,000. The terms of the 1995 Plan are described herein under the heading "EXECUTIVE COMPENSATION AND OTHER MATTERS - Plans and Arrangements - 1995 Stock Option Plan."

        As of March 31, 1998, the Board of Directors of the Company has granted Incentive Stock Options to acquire a total of 555,350 shares of Common Stock to certain key employees, including the executive officers, of the Company, at exercise prices ranging from $5 to $28.75 per share. For employees who were employed by the Partnership for five (5) years or more, options become exercisable 20% after the first six (6) months following the grant, and an additional 20% on the first, second, third and fourth-year anniversary dates of the grant thereafter. For employees who were employed by the Partnership for less than five (5) years, options become exercisable 25% on each of the first, second, third and fourth-year anniversary dates of the grant. As of March 31, 1998, the non-employee directors of the Company have been granted pursuant to the formula provisions of the 1995 Plan NonQualified Options to acquire 12,000 shares of Common Stock, at exercise prices ranging from $5.00 to $16.00 per share. All Stock Options granted to non-employee directors are exercisable 50% on the first anniversary date of grant and 50% on the second anniversary date of grant. All outstanding Stock Options are for a term of 10 years.
The market value of the Common Stock was $21.875 per share as of April 15, 1998.

FEDERAL INCOME TAX CONSEQUENCES

        The federal income tax consequences to the Company and to any person granted an Option under the Stock Option Plan, under the existing applicable provisions of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder, are substantially as set forth below.

        Non-Qualified Options. Under current federal income tax law, the grant of a Non-Qualified Option under the 1995 Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a Non-Qualified Stock Option granted under the 1995 Plan, the excess of the fair market value of the stock at the date of exercise over the Option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company in which or with which ends the taxable year of the optionee in which such amount is included in income.

        Property received for services that is subject to a substantial risk of forfeiture generally is not included in the recipient's income until the risk of forfeiture lapses. However, the optionee is entitled to elect to recognize income on the date of transfer. Such election (the "Section 83(b) election") must be made within 30 days of the transfer of the shares to the optionee, in which case the results are the same as if the optionee were not subject to a risk of forfeiture.

        Generally, the shares received on exercise of an Option under the 1995 Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a NonQualified Stock Option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either officers, directors or more than 10% shareholders of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the 1995 Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of Options will not be considered a purchase and the exercise of the Options to acquire the underlying shares of the Company Common Stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

        The taxable income resulting from the exercise of a Non-Qualified Stock Option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee's other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company Common Stock acquired is the Option price plus the taxable income recognized. An optionee will recognizee gain or loss on the subsequent sale of shares acquired upon exercise of a Non-Qualified Stock Option in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

        Incentive Stock Options. The 1995 Plan contemplates the grant of Incentive Stock Options, provided that the optionee is an employee at the date of grant and within three months of exercise. There will be no federal income tax consequences to the Company or the employee as a result of a grant of an Incentive Stock Option. The optionee also will not recognize income when the Incentive Stock Option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no tax deduction at the time of exercise of an Incentive Stock Option.

        In the event of a disposition of shares acquired upon exercise of an Incentive Stock Option, the tax consequences depend on how long the optionee has held the stock. If the optionee does not dispose of the shares within two years after the Incentive Stock Option was granted, or within one year after the Incentive Stock Option was exercised and shares were purchased, then the optionee must recognize only a long-term capital gain or loss.
The Company is not entitled to any deduction under these circumstances.

        If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is determined under the rules applicable to Non-Qualified Stock Options (see above). However, such ordinary income will in no event exceed the amount of the gain recognized on the sale, provided that the disposition involves an arms-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be taxed as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of the ordinary income recognized by the optionee.

        The Spread under an Incentive Stock Option is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. If a Taxpayer's AMTI exceeds an exemption amount equal to $45,000 in the case of a married individual filing a joint return ($33,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an Incentive Stock Option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

        Payment of Option Exercise Price in Shares. To the extent an optionee pays all or part of the Option exercise price of a Non-Qualified Stock Option by tendering shares of Common Stock owned by the optionee, the tax consequences described above apply except that the number of shares of Common Stock received upon such exercise which is equal to the number of shares surrendered in payment of the Option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of Common Stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income. Under proposed Treasury regulations, if an optionee exercises an Incentive Stock Option by tendering shares of Company Common Stock previously acquired by the exercise of an Incentive Stock Option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

OPTIONS OUTSTANDING UNDER THE 1995 PLAN

        The following table lists the number of options currently held by each of the Named Executives, all current executive officers as a group, all current non-officer directors as a group and all employees, including all current officers who are not executive officers, as a group. There is no current plan to grant additional options under the 1995 Plan to any executive officer or director (other than the annual grant of 2,000 options in the case of non-employee directors), or to any other person. No associate of any director or executive officer has received or is expected to receive any options under the 1995 Plan, and no person other than Joel R. Schultz and Richard D. Young has received or is expected to receive five percent of the total options available for grant under the 1995 Plan.


NAME AND POSITION                     OPTIONS HELD AT MARCH 31, 1998
-----------------                     ------------------------------
Joel R. Schultz                                  87,600
Richard D. Young                                106,000
Frank P. Landini                                 36,000
Charles J. Siegel                                41,000
Norman A. Markiewicz                             18,000
All Executive Officers as a group               288,600
All Non-Officer Directors as a group             12,000
All Employees as a group                        267,750


         The Board has approved the amendment to the 1995 Plan to increase the shares available for grant of options under the 1995 Plan to 800,000, with an increase of 2% of the total issued and outstanding shares of the Common Stock on the first day of each subsequent calendar year, up to a maximum of 1,000,000, because the Board believes that option grants and stock issuances under the 1995 Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance. The Company's current policy is to grant an option for 100 shares to every non-officer employee upon his or her one year anniversary date of employment with the Company, and to grant additional options to key employees in the discretion of the Executive Compensation Committee, which administers the 1995 Plan. In the event the amendment to the 1995 Plan is not approved by the stockholders, the Board believes that the Company's inability to grant additional options will adversely impact the Company's ability to hire and retain valuable employees.

        The amendment of the 1995 Plan is subject to approval of a majority of the stockholders present and voting at the Annual Meeting. FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1995 PLAN.

                            APPROVAL OF AMENDMENT TO
                          EMPLOYEE STOCK PURCHASE PLAN


        All full-time employees of the Company and its subsidiaries who have been employed continuously for at least 30 days and who work more than 20 hours per week are eligible to participate in the Stock Purchase Plan at their election, except for any employee who owns 5% or more of the combined voting power of all classes of stock of the Company. Every eligible employee makes an annual election whether or not to participate in the Stock Purchase Plan. As currently in effect, the maximum number of shares of Common Stock available for purchase by employees under the Stock Purchase Plan is 130,000. As of March 31, 1998 a total of 113,685 shares had been purchased under the Stock Purchase Plan, and the remaining authorized shares had been allocated for purchase in 1998. The terms of the Purchase Plan are described herein under the heading "EXECUTIVE COMPENSATION AND OTHER MATTERS - Plans and Arrangements - Employee Stock Purchase Plan."

        The Board of Directors of the Company has approved an amendment to the Purchase Plan to increase the number of shares available for grant of options under the Purchase Plan to 260,000 shares, subject to the approval of the stockholders. The amendment was adopted and is recommended for approval by the Company's stockholders because the Board believes that the Purchase Plan plays an important role in the Company's efforts to attract employees of outstanding ability. In the event the amendment to the Purchase Plan is not approved by the stockholders, the Board believes that the Company's inability to offer additional shares for purchase under the Purchase Plan will adversely impact the Company's ability to hire and retain valuable employees.

        The amendment of the Purchase Plan is subject to approval of a majority of the stockholders present and voting at the Annual Meeting. FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE PURCHASE PLAN.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        Action is to be taken by the stockholders at the Annual Meeting with respect to the ratification of BDO Seidman, LLP ("BDO"), independent certified public accountants, as independent accountants for the Company for the fiscal year ending December 31, 1998. BDO does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in BDO.

        The Board of Directors of the Company and its Audit Committee have approved BDO as its independent accountants. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent accountants.

        Representatives of BDO will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

        Notwithstanding the ratification by stockholders of the appointment of BDO, the Board of Directors or the Audit Committee may, if the circumstances dictate, appoint other independent accountants.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1998.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16 of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

        Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all filings were made on a timely basis.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        In order for a stockholder proposal to be included in the Board of Directors' Proxy Statement for the next annual meeting of stockholders, such proposal must be received at 21031 Ventura Boulevard, Suite 102, Woodland Hills, California 91364, Attention: Corporate Secretary, no later than the close of business on January 28, 1999.


                                  ANNUAL REPORT

        The Company's Annual Report on Form 10-K containing its financial statements for the fiscal year ended December 31, 1997, has been mailed concurrently herewith. The Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any stockholder who does not receive a copy of such Annual Report may obtain one by writing to the Company.


                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.


                             ADDITIONAL INFORMATION

        The cost of soliciting proxies in the enclosed form will be borne by the Company. The Company has retained Georgeson & Co., 100 Wall Street, New York, New York 10005, to aid in the solicitation of proxies. For these services, the Company will pay Georgeson & Co. a fee of $7,000 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of Common Stock.

                                            By Order of the Board of Directors




                                            JOEL R. SCHULTZ
                                            Chief Executive Officer and
                                            Chairman of the Board

Woodland Hills, California
May 15, 1998


STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                              PACIFICAMERICA MONEY CENTER, INC.
                                    21031 Ventura Boulevard
                               Woodland Hills, California  91364

                      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 1998


THE UNDERSIGNED HEREBY APPOINTS JOEL R. SCHULTZ OR RICHARD B. FREMED AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM OR EITHER OF THEM TO REPRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS OF PACIFICAMERICA MONEY CENTER, INC. (THE "COMPANY") TO BE HELD AT 2:00 P.M. PACIFIC TIME, ON JUNE 12, 1998, AT THE LOS ANGELES AIRPORT HILTON AND TOWERS, THEATER ROOM, SECOND FLOOR, LOCATED AT 5711 WEST CENTURY BOULEVARD, LOS ANGELES, CALIFORNIA, 90045 AND AT ANY ADJOURNMENT THEREOF AND TO VOTE ALL SHARES OF COMMON STOCK WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT SUCH MEETING AS
FOLLOWS:


        (1)  ______ FOR NOMINEE LISTED BELOW (EXCEPT AS MARKED TO CONTRARY
                    BELOW)

             ______ WITHHOLDING AUTHORITY TO VOTE FOR ALL NOMINEE LISTED BELOW

                               JAMES C. NEUHAUSER

                (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR NOMINEE,
                    STRIKE THE NOMINEE'S NAME LISTED ABOVE.)


        (2) TO APPROVE THE NEW EMPLOYMENT AGREEMENT OF JOEL R. SCHULTZ, CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY, INCLUDING THE GRANT OF A STOCK OPTION FOR 100,000 SHARES.

               ______FOR            ______AGAINST                ______ABSTAIN


        (3) TO APPROVE THE NEW EMPLOYMENT AGREEMENT OF RICHARD D. YOUNG, SENIOR EXECUTIVE VICE PRESIDENT OF THE COMPANY.

               ______FOR            ______AGAINST                ______ABSTAIN

        (4) TO APPROVE AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR THE GRANT OF OPTIONS.

               ______FOR            ______AGAINST                ______ABSTAIN

        (5) TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR PURCHASE UNDER THE COMPANY'S STOCK PURCHASE PLAN.

               ______FOR            ______AGAINST                ______ABSTAIN

        (6) TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP, AS INDEPENDENT ACCOUNTANTS.

               ______FOR            ______AGAINST                ______ABSTAIN

        (7) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

               ______FOR            ______AGAINST                ______ABSTAIN


                 (Continued and to be Signed on the Other Side)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

        DATED:  ____________ ___, 1998

------------------------------------------------------------


------------------------------------------------------------
                                    SIGNATURE OF STOCKHOLDER


------------------------------------------------------------
                                SIGNATURE(S) IF HELD JOINTLY


                                         THIS PROXY SHOULD BE SIGNED EXACTLY
                                         AS YOUR NAME APPEARS HEREON.  JOINT
                                         OWNERS SHOULD BOTH SIGN.  IF SIGNED BY
                                         EXECUTORS, ADMINISTRATORS, TRUSTEES
                                         AND OTHER PERSONS SIGNING IN
                                         REPRESENTATIVE CAPACITY, THEY SHOULD
                                         GIVE FULL TITLES.

             PLEASE READ, COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              EMPLOYMENT AGREEMENT


               This EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of January 1, 1998, by and between PACIFICAMERICA MONEY CENTER, INC., a Delaware corporation (hereinafter referred to as "Employer") and JOEL R. SCHULTZ (hereinafter referred to as "Executive"), upon the following terms and conditions:

1.      TERM OF AGREEMENT; DUTIES.

        (a) Term. Employer hereby agrees to employ Executive as the President and Chief Executive Officer of Employer, Chief Executive Officer of Pacific Thrift and Loan Company, Inc., a California corporation ("Pacific Thrift"), and President and Chief Executive Officer of PacificAmerica Money Centers, Inc., a Delaware corporation ("Centers"), both of which are operating subsidiaries of the Employer, for a term commencing on the date hereof, subject to approval by the holders of a majority of the outstanding shares of common stock of Employer, and expiring on December 31, 2000. Executive hereby agrees to accept such employment for such term, subject to earlier termination under the circumstances provided herein. The term of this Agreement shall be extended automatically to cover successive terms of one year commencing on each anniversary date of the date hereof after the initial three-year term, unless, at least six months prior to the end of the initial term or any renewal term hereof, Executive gives written notice to the Board of Directors of Employer (the "Board"), or Employer gives written notice to Executive, of an intent to terminate this Agreement at the end of such term.

        (b) Duties. Executive, subject to the direction and control of the Board, shall devote all of Executive's productive time, attention and energies to discharging, and shall perform, such executive duties and managerial responsibilities as may from time to time be specified by Employer, and will use Executive's best efforts to promote the interests of Employer and its subsidiaries and affiliates. The performance of such duties and responsibilities shall be Executive's exclusive employment for compensation; provided, how ever, that nothing herein contained shall be deemed to limit Executive's right, with the consent of the Board, to engage in other activities that do not interfere with Executive's duties hereunder.

2. COMPENSATION. As compensation for the services to be rendered by Executive hereunder during the term of Executive's employment, including all services to be rendered as an officer and executive of Employer, its subsidiaries and affiliates, Employer agrees to pay Executive the following compensation:

               (a) Base Salary. During the term of this Agreement, Employer shall pay Executive a salary at an annual base rate of four hundred twenty five thousand dollars ($425,000) per year, which shall be adjusted annually to reflect any increase from the previous year in the Consumer Price Index for the Los Angeles, California area (the "Base Salary"). The applicable Base Salary shall be payable not less frequently than monthly in accordance with the regular salary procedure from time to time adopted by Employer. There shall be deducted from all compensation paid to Executive such sums, including but not limited to Social Security, income tax withholding, employment insurance, and any and all other such deductions, as Employer is by law obligated to withhold.

               (b) Annual Bonus. In addition to the Base Salary, Employer shall pay Executive an annual bonus (the "Annual Bonus"), the amount of which shall be determined in the manner provided in Section 2(b)(i) below, and paid in the manner provided in Section 2(b)(ii) below.

                      (i) Calculation. The Annual Bonus shall be equal to: (x) two and one-half percent (2 1/2%) of the annual net pre-tax profits of Employer (before deduction of the Annual Bonus payable to Executive and to Richard D. Young under an employment agreement with Employer dated of even date herewith, referred to herein collectively as "Executive Bonuses") if Employer earns annual net after-tax profits (after payment of Executive Bonuses) equal to a minimum annual Return on Equity (as defined below) in excess of ten percent (10%); or
(y) five percent (5%) of the annual net pre-tax profits of Employer (before deduction of Executive Bonuses) if Employer earns annual net after-tax profits (after payment of Executive Bonuses) equal to a minimum annual Return on Equity in excess of twenty percent (20%).

As used in this Agreement, net pre-tax profits and net after-tax profits refer to the net pre-tax profits and net-after tax profits of Employer on a consolidated basis as determined under generally accepted accounting principles. As used in this Agreement, Return on Equity means net-after tax profits of Employer for the applicable year as a percentage of stockholders' equity as of January 1 of the applicable year. To the extent that the total Executive Bonuses determined under this formula result in the reduction of annual net after-tax profits of Employer to an amount less than the applicable minimum Return on Equity, then the amount of Executive Bonuses shall be reduced to such amount as will result in Employer retaining the applicable minimum Return on Equity, and the reduced amount shall be divided equally between each of Executive and Young.

                      (ii) Payment. The Annual Bonus will be payable in quarterly installments during the year in which it is earned, determined by annualizing the quarterly net pre-tax profits, net after-tax profits and Return on Equity for each of the first three quarters of the year, with a final determination of the total Annual Bonus to be made within one business day following the release of Employer's audited consolidated financial statements for the year (the "Annual Bonus Determination Date"). Each installment will be paid on or before the fifth business day following the date of certification by the Executive Compensation Committee of the Board (the "Committee") that the required performance levels have been met for the applicable quarter or year, in the following manner:

                      (A) 50% will be paid in cash (as to which the forfeiture conditions described in paragraph (B) below shall not apply); and

                      (B) 50% will be paid in common stock of Employer ("Common Stock"), to be held in escrow by Employer until either of the following forfeiture conditions have been met, as certified by the Committee:

                             (1) pre-tax net income (after deduction of
Executive Bonuses) for the full year following the Annual Bonus calculation year must be at least 12.5% higher than pre-tax net income (after deduction of Executive Bonuses) for the Annual Bonus calculation year (i.e., for the 1998 Annual Bonus, 1999 pre-tax net income must exceed 1998 pre-tax net income by 12.5%); or

                             (2) Return on Equity (after deduction of Executive
Bonuses) must be at least 25% for the full year following the Annual Bonus calculation year (i.e., for the 1998 Annual Bonus, return on equity must be at least 25% in 1999;

Upon certification by the Committee that the above conditions have been met, the Common Stock shall be released to Executive. If the Committee determines that the above conditions have not been met as of the time they are required to be met, the Common Stock shall be forfeited by Executive and returned to Employer.

                      (C) The performance criteria specified in Section 2(b)(ii)(B) shall be applicable to the Common Stock issued as part of the Annual Bonus for the year 2000 only if this Agreement renews beyond its initial term or a new employment agreement is entered between Executive and Employer which extends employment through at least the end of 2001; if neither of these conditions is met, then the Common Stock issued as part of the Annual Bonus for the year 2000 will be released to Executive upon expiration of this Agreement without further restriction. For purposes of determining any termination payments owed to Executive under any other provisions of this Agreement, any determination of whether the forfeiture conditions described in Section 2(b)(ii)(B) are met for any year of or after a termination of Executive shall be made using accounting principles consistent with those applied for the year prior to termination of Executive.

                      (D) For purposes of determining the amount of Common Stock to be paid to Executive pursuant to Section 2(b)(ii), fair market value of the Common Stock will be determined quarterly at the end of each quarter in which the Annual Bonus is earned as the highest of: (x) the closing price on the last trading day of the applicable quarter; (y) the average closing price for the 10 trading days prior to the end of the applicable quarter; or (z) $10 per share.

                      (E) Employer will use its best efforts to register for resale all Common Stock issued to Executive as provided in Section 2(c)(ii)(B) with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 (or such other form as is then available to the Company), which registration statement shall be kept current and effective until the Common Stock so issued is no longer subject to restrictions on resale under the Rules of the Securities and Exchange Commission.

                      (F) To the extent that the total amount of quarterly payments of Annual Bonus during any calendar year exceed the final Annual Bonus amount as determined on the basis of Employer's audited financial statements for such year, the overpayment will be returned first from the restricted stock issued to Executive and held in escrow by Employer, in an amount equal to the dollar amount of the overpayment divided by the weighted average price per share used to determine all prior quarterly payments of Annual Bonus during the applicable year, with any remaining overpayment to be paid in cash or, at the option of the Executive, in Common Stock then owned by Executive, valued at the weighted average price per share used to determine all prior quarterly payments of Annual Bonus during the applicable year.

        (c) Special Bonus. In addition to the Base Salary and Annual Bonus, Employer shall pay annually to Executive a special bonus (the "Special Bonus") the amount of which shall be determined as provided in Section 2(c)(i) below, and paid in the manner provided in Section 2(c)(ii) below.

               (i) Calculation. The Special Bonus shall equal an additional one percent (1%) of the annual pre-tax net income (before payment of the Special Bonus but after payment of the Executive Bonuses) of Employer for each year of the term, if the conditions specified in Section 2(c)(ii) are met for the applicable year that the Special Bonus is earned and the year following the applicable year.

               (ii) Payment. The Special Bonus shall be payable in cash within five (5) days of Committee certification that the one of the two alternative conditions specified in Section 2(c)(ii)(A) is met and one of the two alternative conditions specified in Section 2(c)(ii)(B) is met:

                      (A) comparing the Special Bonus year with the year prior to the Special Bonus year:

                             (1) the pre-tax net income reported by Employer for
the applicable year is at least 25% higher than the pre-tax net income for the year preceding the applicable Special Bonus year (i.e., if pre-tax net income for 1998 is 25% higher than pre-tax net income for 1997, the condition specified in this Section 2(b)(ii)(A) will be met for the 1998 Special Bonus); or

                             (2) the Return on Equity for the applicable year is
at least 25% (i.e., if the Return on Equity for 1998 is 25%, the condition specified in this Section 2(b)(ii)(A) will be met for the 1998 Special Bonus); and

                      (B) comparing the Special Bonus year with the year after the Special Bonus year:

                             (1) the pre-tax net income reported by Employer for
the year following the applicable Special Bonus year is at least 25% higher than the pre-tax net income for the applicable Special Bonus year (i.e., if pre-tax net income for 1999 is 25% higher than pre-tax net income for 1998, the condition specified in this
Section 2(b)(ii)(B) will be met for the 1998 Special Bonus); or

                             (2) the Return on Equity for the year following the
applicable Special Bonus year is at least 25% (i.e., if the Return on Equity for 1999 is 25%, the condition specified in this Section 2(b)(ii)(B) will be met for the 1998 Special Bonus);

provided that the performance criteria specified in this Section 2(c)(ii)(B) shall be applicable to the Special Bonus for the year 2000 only if this Agreement renews beyond its initial term or a new employment agreement is entered between Executive and Employer which extends employment through at least the end of 2001; if neither of these conditions is met, then the Special Bonus for the year 2000 will be paid upon expiration of this Agreement if pre-tax net income for 2000 was 25% higher than pre-tax net income for 1999 or the Return on Equity was 25% for 2000. For purposes of determining any termination payments owed to Executive under any other provisions of this Agreement, any determination of whether the conditions described in this Section 2(c)(ii) are met for any year of or after a termination of Executive shall be made using accounting principles consistent with those applied for the year prior to termination of Executive.

        (d) Reimbursement of Expenses. Executive shall be reimbursed for Executive's reasonable and actual out-of-pocket expenses incurred by Executive in performance of Executive's duties and responsibilities hereunder, provided that Executive shall first furnish to Employer proper vouchers and/or receipts.

        (e) Benefit Plans. Executive shall be entitled to participate in, and shall be included in, such insurance, pension, profit sharing, stock option, stock purchase and other employee benefit plans, excluding the employee cash bonus pool, of Employer as are in effect from time to time during the term of this Agreement and provided to other senior executive officers of Employer, including, but not limited to, Employer's Supplemental Executive Retirement Plan, as amended (all of which are collectively referred to herein as the "Benefit Plans").

        (f) Perquisites. Executive shall also be entitled to all perquisites provided in accordance with Employer's policy for senior management executives from time to time in effect (all of which are collectively referred to herein as the "Perquisites"). Notwithstanding the foregoing, in no event shall each or any of the Perquisites provided pursuant to the terms of this Section 2(f) be lesser in value than such perquisites as were provided to Executive by Employer for the year ended December 31, 1997. Perquisites provided pursuant to this Section 2(f) shall include, without limitation, use of an automobile or automobile allowances, expense allowances, vacation days, sick days and holidays, and medical, dental and life insurance benefits.

        (g) Stock Options. Upon approval of this Agreement by the stockholders of the Company, the Company shall grant a Stock Option for 100,000 shares of Common Stock, at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. The Option shall have a term of ten years, and shall be exercisable at any time during the term beginning six months after the date of grant, and shall be evidenced by a Stock Option Agreement in the form attached hereto as Exhibit A.

3.      DISABILITY.

        (a) Termination Upon Disability. If, on account of any physical or mental disability, Executive shall fail or be unable to perform under this Agreement for any period of one hundred twenty (120) consecutive days or for an aggregate period of one hundred twenty (120) or more days during any consecutive twelve-month period, Employer may, at its option, at any time thereafter, upon written notice to Executive, terminate the employment relationship provided for in this Agreement. In such event, Executive's requirement to render services hereunder and Employer's requirement to compensate Executive hereunder shall terminate and come to an end upon the date provided in such notice.

        (b) Disability Payment. Upon a termination of this Agreement pursuant to this Section 3, Executive shall be entitled to receive, in addition to any earned and unpaid Base Salary through the date of termination and any earned and unpaid Annual and Special Bonuses through the last full quarter prior to termination, free and clear of the forfeiture provisions of Section 2(b)(B), and without regard to the conditions of Section 2(c), the following disability compensation:

               (i) a lump sum payment to be paid on the effective date of termination pursuant to this Section 3, which shall equal the full Annual Bonus (including the cash value of the Common Stock portion of the Annual Bonus) earned, if any, at the end of the prior year;

               (ii) payment of any Special Bonus calculated on the pre-tax net income for the year prior to termination if the pre-tax net income or Return on Equity target was met for the Special Bonus applicable year, without regard to the pre-tax net income or Return on Equity for the year of termination (i.e., if a termination occurs in 1999, the 1998 Special Bonus is due if 1998 pre-tax net income was 25% higher than the 1997 pre-tax net income, or the 1998 Return on Equity was 25%, without regard to 1999 pre-tax net income or Return on Equity);

               (iii) Executive's Base Salary for one year following termination of this Agreement payable not less frequently than monthly; and

               (iv) use of an automobile or automobile allowance, full automobile insurance coverage, and health and life insurance coverage under any health and life insurance policies maintained by Employer for its other senior executives, all of which shall be provided pursuant to the terms of
Section 2(f) hereof and shall continue to be provided without interruption for the greater of one year following the effective date of termination pursuant to this Section 3 or the remainder of the term of this Agreement.

        (c) Additional Payment. If, after the end of the fiscal year following the effective date of termination pursuant to this Section 3, it is determined that the Annual Bonus compensation which would have been earned by Executive for such year if the Executive had continued to be employed under this Agreement would have exceeded the Annual Bonus actually paid, Employer shall pay Executive a lump sum equal to the difference between the Annual Bonus amount previously paid to Executive and the Annual Bonus amount that would have been earned by Executive for the year of termination. Such amount shall be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred and twenty (120) days after the end of the fiscal year. Executive shall not be obligated to reimburse Employer if the Annual Bonus amount paid by Employer upon termination exceeds the amount of any Annual Bonus that would have been earned for the year of termination.

        (d) Release of Restricted Stock. Upon a termination of employment pursuant to this Section 3, all Common Stock held in escrow by Employer pursuant to Section 2(b)(ii)(B) hereof as of the date of termination shall be released to Executive and all forfeiture conditions on such Common Stock shall be removed.

        (e) Disability Insurance. Employer may, at its option, apply for disability income insurance and, if so, any obligation on the part of Employer to pay Executive any payments on account of any physical or mental disability of Executive as specified above, shall be reduced by the amount of any payments to Executive under any such disability income policy. Any payments to Executive under any state disability insurance shall not reduce the amount payable to Executive under this Agreement.

4.      DEATH.

        (a) Termination Upon Death. In the event of Executive's death during the term hereof, this Agreement shall terminate immediately.

        (b) Termination Payments. Executive's personal representative shall be entitled to receive, as a death benefit, in addition to any earned and unpaid Base Salary through the date of death, any earned and unpaid Annual and Special Bonuses through the last full quarter prior to termination, free and clear of the forfeiture provisions of Section 2(b)(B), and without regard to the conditions of Section 2(c), through the last full quarter prior to Executive's death, and any other payments which Executive's personal representative may be entitled to receive under any Benefit Plans:

               (i) a lump sum to be paid within five (5) days of Executive's death equal to the full Annual Bonus (including the cash value of the Common Stock portion of the Annual Bonus) earned by the Executive at the end of the prior year plus any Special Bonus calculated on the pre-tax net income for the year prior to termination if the pre-tax net income or Return on Equity target was met for the Special Bonus applicable year, without regard to the pre-tax net income or Return on Equity for the year of termination (i.e., if a termination occurs in 1999, the 1998 Special Bonus is due if 1998 pre-tax net income was 25% higher than the 1997 pre-tax net income, or the 1998 Return on Equity was 25%, without regard to 1999 pre-tax net income or Return on Equity); and

               (ii) a lump sum to be paid within five (5) days of Executive's death equal to Executive's annual Base Salary.

        (c) Additional Payment. If, after the end of the fiscal year in which the Executive's death occurred, it is determined that the Annual Bonus compensation which would have been earned by Executive for such year would have exceeded the Annual Bonus for the prior year, Employer shall pay Executive's personal representatives a lump sum equal to the difference between the Annual Bonus amount previously paid to Executive's personal representatives and the Annual Bonus amount that would have been earned by Executive for the year in which his death occurred. Such amount shall be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred and twenty (120) days after the end of the fiscal year. Executive's personal representatives shall not be obligated to reimburse Employer if the Annual Bonus amount paid by Employer under this Section 4 exceeds the amount of any Annual Bonus that would have been earned by Executive for the year in which his death occurred.

        (d) Release of Restricted Stock. All Common Stock held in escrow by Employer pursuant to Section 2(b)(ii)(B) hereof as of the date of Executive's death shall be released to Executive and all forfeiture conditions on such Common Stock shall be removed.

        (e) Life Insurance. Employer may maintain life insurance on the life of Executive in favor of the Employer. Executive shall have no interest whatsoever in any such policy or policies, except as otherwise provided in any split dollar life insurance agreements, but Executive shall, at the request of Employer, submit to such medical examinations, supply such information, consent to such blood tests and execute such documents as may be required by the insurance company or companies to whom Employer has applied for such insurance.

5. TERMINATION FOR CAUSE. Employer may discharge Executive at any time for "Cause," which shall mean (i) theft or embezzlement by Executive from Employer or its affiliates, (ii) fraud or other acts of dishonesty by Executive in the conduct of Employer's business or the fulfillment of Executive's assigned responsibilities hereunder, (iii) Executive's conviction of, or plea of nolo contendere to, any felony or any crime involving moral turpitude, (iv) Executive's willfully and knowingly taking any action which is materially injurious to Employer's business or reputation. Within 10 business days following receipt of written notice of termination for Cause, Executive shall have the right to demand and, if demanded, to receive within 30 days, an opportunity to respond and defend himself before the Board and to have the Board by resolution confirm by a three-fourths affirmative vote that Employer has grounds to terminate Executive for Cause. If the Board does not determine that Cause exists, Executive shall have the option to treat his employment as not having terminated or as having been terminated by Employer without cause as defined in Section 6 herein. Without limiting the foregoing, nothing in this
Section 5 shall be construed to require that Executive demand a hearing before the Board as a condition to pursuing any claim or action with respect to the matters contained in this Agreement. The occurrence of any event constituting cause for discharge shall permit, but not require, Employer to terminate Executive for Cause; provided, however, that Employer's decision not to terminate the Executive upon the occurrence of an event constituting cause for discharge shall not operate as a waiver of its rights provided in this Section 5 or otherwise.

               If Employer terminates Executive for Cause, Employer shall be obligated to provide to Executive only the Base Salary provided for in Section 2(a) herein, any earned and unpaid Annual Bonus through the last full quarter prior to termination, plus any other benefits actually earned or accrued by Executive through the date of termination of Executive, at the rate in effect on the date of such termination. Any Common Stock held in escrow pursuant to
Section 2(b)(ii)(B) on the date of termination shall continue to be held in escrow after termination of employment until the date for determination of whether the conditions specified in Section 2(b)(ii)(B) are met; if such conditions are met, the Common Stock held in escrow shall be released to Executive, and if such conditions are not met, the Common Stock shall be forfeited. Executive shall retain the right to receive any Special Bonus for each year in which Executive was employed under this Agreement, subject to the Company's attainment of the performance targets for such Special Bonus in accordance with Section 2(c)(ii) hereof.

6. TERMINATION WITHOUT CAUSE. This Agreement may be terminated without Cause by Employer or Executive upon 30 days prior written notice.

        (a) Termination by Executive. If Executive terminates this Agreement for any reason other than as provided in Section 7 hereof, Employer shall be obligated to provide to Executive the Base Salary through the date of termination provided for in Section 2(a) hereof, any earned and unpaid Annual Bonus through the last full quarter prior to termination, plus any other benefits actually earned or accrued by Executive through the date of termination of Executive, at the rate in effect on the date of such termination. Any Common Stock held in escrow pursuant to Section 2(b)(ii)(B) on the date of termination shall continue to be held in escrow after termination of employment until the date for determination of whether the conditions specified in Section 2(b)(ii)(B) are met; if such conditions are met, the Common Stock held in escrow shall be released to Executive, and if such conditions are not met, the Common Stock shall be forfeited. Executive shall retain the right to receive any Special Bonus for each year in which Executive was employed under this Agreement, subject to the Company's attainment of the performance targets for such Special Bonus in accordance with Section 2(c)(ii) hereof.

        (b) Termination by Employer. In the event of a termination of employment by Employer without cause, except as otherwise provided in Sections 3, 4 or 7 hereof, Employer shall be required to provide, in addition to any earned and unpaid Base Salary through the date of termination as provided for in Section 2(a) hereof, and any earned and unpaid Annual Bonus through the last full quarter prior to termination, the following compensation to Executive (collectively, the "Termination Payments"):

               (i) Benefits. Use of an automobile or automobile allowance, full automobile insurance coverage, and health and life insurance coverage under any health and life insurance policies maintained by Employer for its other senior executives, all of which shall be provided pursuant to the terms of Section 2(f) herein and shall continue to be provided without interruption for one year following the effective date of termination pursuant to this Section 6;

               (ii) Cash Payment. A lump sum payment, to be paid on the effective date of termination pursuant to this Section 6, which shall consist of:

                      (A) an amount equal to the annual Base Salary as then adjusted;

                      (B) an amount equal to the Annual Bonus compensation (including the cash value of the Common Stock portion of Annual Bonus) earned by Executive at the end of the prior year;

                      (C) payment of any Special Bonus calculated on the pre-tax net income for the year prior to termination if the pre-tax net income or Return on Equity target was met for the Special Bonus applicable year, without regard to the pre-tax net income or Return on Equity for the year of termination (i.e., if a termination occurs in 1999, the 1998 Special Bonus is due if 1998 pre-tax net income was 25% higher than the 1997 pre-tax net income, or the 1998 Return on Equity was 25%, without regard to 1999 pre-tax net income or Return on Equity); and

                      (D) the cash value of all vacation, holiday and sick days which have accrued up to the date of termination and which would have accrued for one year following termination pursuant to this Section 6.

        (c) Additional Cash Payment. Employer shall make an additional payment to Executive, to be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred and twenty (120) days after the end of the fiscal year following the end of the calendar year of termination, if it is determined that the Annual Bonus and/or the Special Bonus compensation which would have been earned by Executive for the year of termination if the Executive had continued to be employed under this Agreement would have exceeded the Annual Bonus and/or Special Bonus amount actually paid pursuant to Section 6(b)(ii), equal to the difference between the Annual Bonus and/or Special Bonus amount previously paid to Executive pursuant to Section 6(b)(ii) and the Annual Bonus and/or Special Bonus amount that would have been earned by Executive for the year of termination. (Executive shall not be obligated to reimburse Employer if the Annual Bonus and/or Special Bonus amount paid by Employer upon termination exceeds the amount of any Annual Bonus and/or Special Bonus that would have been earned in the year of termination.)

        (d) Release of Restricted Stock. All Common Stock held in escrow by Employer pursuant to Section 2(b)(ii)(B) hereof as of the date of termination by Employer under this Section 6 shall be released to Executive and all forfeiture conditions on such Common Stock shall be removed.

7.      CORPORATE CHANGES.

        (a) Definition. For purposes of this Section 7, a "Corporate Change" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events: (i) a transaction in which Employer ceases to be an independent publicly owned corporation that is required to file quarterly and annual reports under the Securities Exchange Act of 1934, (ii) a sale or other disposition of all or substantially all of the assets, or a majority of the outstanding capital stock, of Employer (including but not limited to the assets or stock of Employer's subsidiaries that results in all or substantially all of the assets or stock of Employer on a consolidated basis being sold), (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or combination of the foregoing, persons who were directors of Employer just prior to such event(s) shall cease to constitute a majority of the Board, (iv) any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of Employer with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast, (v) the Employer assigns to Executive duties, functions, responsibilities or authority substantially inferior to the duties, functions, responsibilities and authority contemplated by Section 1 (b) herein, or (vi) Employer's stockholders cause a change in the majority of the members of the Board within a twelve (12) month period; provided, however, that the election of one or more new directors shall not be deemed to be a change in the membership of the Board if the nomination of the newly elected directors was approved by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve (12) month period.

        (b) Payments. At any time within one year following the occurrence of a Corporate Change, upon a termination of employment by Executive or by Employer for any reason other than Cause as provided in Section 5 hereof, Executive shall be entitled, in addition to any earned and unpaid Base Salary as of the date of termination provided for in Section 2(a) hereof, and any earned and unpaid Annual Bonus through the last full quarter prior to termination, to the following payments and benefits (collectively, the "Corporate Changes Termination Payment"):

               (i) use of an automobile or automobile allowance, full automobile insurance coverage, and health and life insurance coverage under any health and life insurance policies maintained by Employer for its other senior executive officers, all of which shall be provided pursuant to the terms of
Section 2(f) herein and shall continue to be provided without interruption for eighteen (18) months following the effective date of termination;

               (ii) a lump sum payment, to be paid within five (5) days after the date of notice of termination by Executive or Employer, which shall consist of:

                      (A) two times the annual Base Salary in effect on the date of termination,

               (B) two times the Annual Bonus compensation (including the cash value of the Common Stock portion of the Annual Bonus) earned by Executive at the end of the prior year, and

                      (C) the cash value of all vacation, holiday and sick days which have accrued up to the date of termination and which would have accrued for eighteen (18) months following the date of termination;

                      (D) payment of any Special Bonus calculated on the pre-tax net income for the year prior to termination if the pre-tax net income or Return on Equity target was met for the Special Bonus applicable year, without regard to the pre-tax net income or Return on Equity for the year of termination (i.e., if a termination occurs in 1999, the 1998 Special Bonus is due if 1998 pre-tax net income was 25% higher than the 1997 pre-tax net income, or the 1998 Return on Equity was 25%, without regard to 1999 pre-tax net income or Return on Equity); and

                      (E) in lieu of the Special Bonus that might have been earned for the year of termination, an additional payment equal to one percent (1%) of the annualized pre-tax net income for the year of termination as determined by annualizing the pre-tax net income for the year of termination up to the last full month prior to the termination.

               (iii) release of all Common Stock held in escrow by Employer pursuant to Section 2(b)(ii)(B) hereof and removal of all forfeiture conditions on such Common Stock.

        (c) Condition of Closing. If Executive gives notice of termination pursuant to this Section 7 prior to the closing of a transaction referred to in
Section 7(a)(i), (ii) or (iii) hereof, the Corporate Changes Termination Payment must be made a condition to and must be paid concurrently with the closing of such a transaction, and the successor entity must agree to assume Employer's obligations under Sections 7(d) and (e) hereof.

        (d) Additional Payment. If, following the end of the year in which a termination occurs pursuant to this Section 7, it is determined that the value of two times the full Annual Bonus compensation which would have been earned by Executive for such year if the Executive had continued to be employed under this Agreement would have exceeded the Annual Bonus amount actually paid pursuant to
Section 7(b)(ii)(B) hereof, Employer shall pay Executive a lump sum payment equal to the difference between the Annual Bonus amount previously paid to Executive and two times the Annual Bonus amount that would have been earned by Executive in the termination year. Such amount shall be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred twenty (120) days after the end of the fiscal year. Executive shall not be obligated to reimburse Employer for any Annual Bonus payment included in the Corporate Changes Termination Payment in excess of any Annual Bonus which would have been earned in the termination year.

        (e) Adjustment of Special Bonus Payment. If, following the end of the year in which a termination occurs pursuant to this Section 7, it is determined that the Special Bonus that would have been earned by Executive for such year if the Executive had continued to be employed under this Agreement would have exceeded the Special Bonus amount actually paid pursuant to Section 7(b)(ii)(E) hereof, Employer shall pay Executive a lump sum payment equal to the difference between the Special Bonus amount previously paid to Executive and the Special Bonus amount that would have been earned by Executive in the termination year. Alternatively, if it is determined that the Special Bonus that would have been earned by Executive for such year if the Executive had continued to be employed under this Agreement would have been less than the Special Bonus amount actually paid pursuant to Section 7(b)(ii)(E) hereof, Executive shall pay Employer a lump sum payment equal to the difference between the Special Bonus amount previously paid to Executive and the Special Bonus amount that would have been earned by Executive in the termination year. For purposes of this paragraph, annual pre-tax net income and each of the components of annual pre-tax net income shall be determined as consistently as possible with Employer's methods of determination of such amounts prior to termination, with allocations of each category of revenues and expenses to the extent necessary to reflect as closely as possible the operations of Employer as if it were operated as a stand-alone entity after the Corporate Change. In either case, the amount of the adjustment shall be paid by the appropriate party on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred twenty
(120) days after the end of the fiscal year.

        (f) Tax Limitations on Corporate Changes Payments. If the aggregate of all payments, including but not limited to, Corporate Changes Termination Payments specified in Section 7(b) hereof (the "Aggregate Amount"), would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended or supplemented (the "Code"), the Corporate Changes Termination otherwise payable to the Executive pursuant to Section 7(b) herein shall be equal to the higher of: (i) the amount (referred to herein as the "Reduced Amount") that would result in no portion of the Aggregate Amount being subject to the excise tax imposed by Section 4999 of the Code, or (ii) the full Aggregate Amount if the net after-excise tax payments to Executive would exceed the Reduced Amount. The determination of the Corporate Changes Termination Payment, the Reduced Amount and the net after-tax amount payable to Executive on the full Aggregate Amount shall be made by the Executive and the Employer in good faith, and in the event they disagree, such determination shall be made by means of arbitration to be conducted at the Employer's expense. Any such arbitration shall be conducted in Los Angeles, California, by one arbitrator, who shall be a member of a nationally recognized accounting firm that is not then engaged by the Employer or any of its major stockholders, and who shall be jointly designated by the parties. If the parties cannot agree on the selection of an arbitrator, Employer's then current independent auditors shall select such arbitrator. The findings of the arbitrator shall be conclusive and binding on the parties. For purposes of this Section 7(e), the net after-tax amount payable to Executive shall mean the present value, as determined in accordance with Section 280G(d)(4) of the Code, of any payment or distribution in the nature of compensation to or for Executive's benefit, whether paid or payable pursuant to this Agreement or otherwise, net of all taxes imposed on the Executive with respect thereto under Sections 1 and 4999 of the Code, determined by applying the highest marginal rate under Section 1 of the Code.

   8.   RIGHTS TO PROPRIETARY INFORMATION.

        (a) Proprietary Information. For purposes of this Agreement, the term "Proprietary Information" means and includes: all written, oral and visual information about Employer's customers, clients, employees, consultants and brokers that is not readily known or available to the public, or that Executive learns of or acquires through his employment by Employer; and financial information, marketing techniques and materials, marketing and development plans, broker lists, customer lists, other information concerning brokers and customers, pricing information and policies, price lists, employee files, corporate and business contacts and relationships, corporate and business opportunities, telephone logs and messages, video or audio tapes and/or disks, photographs, film and slides, including all negatives and positive and prints, computer disks and files, rolodex cards, addresses and telephone numbers, contracts, releases, other writings of any kind, and any and all other materials of a proprietary nature to which Executive is exposed or has access as a consequence of his employment by Employer. All of the Proprietary Information is, and at all times shall be and remain, private and confidential and is the sole and exclusive property of, and owned and controlled by Employer, regardless of whether such Proprietary Information is in tangible or intangible form. The parties understand that information that is generally known to the public, or which Executive acquired other than as a consequence of his employment by Employer, such as in the course of similar employment or work elsewhere, shall not be deemed part of the Proprietary Information.

        (b) Rights to Proprietary Information. All Proprietary Information shall be the sole property of Employer, its successors and assigns, and Employer, its successors and assigns shall be the sole owner of all patents, trademarks, service marks and copyrights, and other rights (collectively referred to herein as "Rights") pertaining to Proprietary Information. Executive hereby assigns to Employer any rights Executive may have or acquire in Proprietary Information or Rights pertaining to the Proprietary Information. Executive further agrees as to all Proprietary Information to assist Employer or any person designated by it in every necessary or appropriate manner (but at Employer's expense) to obtain and from time to time enforce Rights relating to said Proprietary Information throughout the universe. Executive will execute all documents for use in applying for, obtaining and enforcing such Rights on such Proprietary Information as Employer may desire, together with any assumptions thereof to Employer or persons designated by it. Executive's obligation to assist Employer or any person designated by it in obtaining and enforcing Rights relating to Proprietary Information shall continue beyond the cessation of his employment; provided, however, that Employer shall compensate Executive at a reasonable rate after the cessation of employment for time actually spent by Executive upon Employer's request for such assistance. In the event that Employer is unable, after reasonable effort, to secure Executive's signature on any document or documents needed to apply for or enforce any Right relating to Proprietary Information, whether because of his physical or mental incapacity or for any other reason whatsoever, Executive hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as his agents and attorneys-in-fact to act for and on his behalf in the execution and filing of any such application and in furthering the application for an enforcement of Rights with the same legal force and effect as if such acts were performed by Executive.

        (c) Confidential Information. At all times, both during his employment and after the cessation of employment, whether the cessation is voluntary or involuntary, for any reason or no reason, or by disability, Executive will keep in strictest confidence and trust all Proprietary Information, and Executive will not disclose, use, or induce or assist in the use or disclosure of any Proprietary Information or Rights pertaining to Proprietary Information, or anything related thereto, without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing his duties as an employee of Employer. Executive recognizes that Employer has received and in the future will receive from third parties their confidential, trade secret, or Proprietary Information subject to a duty on Employer's part to maintain the confidentiality of such information and to use it only in connection with the performance of his duties as an employee of Employer. Executive agrees that Executive owes Employer and such third parties, during his employment and thereafter, a duty to hold all such confidential, trade secret, or Proprietary Information in the strictest confidence, and Executive will not disclose, use, or induce or assist in the use or disclosure of any such confidential, trade secret, or Proprietary Information without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing his duties as an employee of Employer consistent with Employer's agreement with such third party.

        (d) Work for Hire. Executive agrees that all material or other original works of authorship written, created, or developed by Executive in connection with his employment hereunder (whether alone or in conjunction with any other person), and all rights of any and every kind whatsoever in and to the results and proceeds of Executive's services rendered hereunder, whether or not such rights are now known, recognized or contemplated, and the complete, unconditional and unencumbered ownership in and to such materials, results and proceeds for all purposes whatsoever shall be "works for hire," as that term is defined in the United States Copyright Act (17 U.S.C. Section 101), and shall be the sole and absolute property of Employer, its successors and assigns, and Executive agrees that he/she does not have and will not claim to have, either under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in or to said property.

        (e) Disclosure to Employer. Executive will promptly disclose to Employer, and Employer hereby agrees to receive such disclosures in confidence, all discoveries, developments, designs, improvements, inventions, software programs, processes, techniques, know-how, negative know-how and data, whether or not patentable or registrable under patent, copyright or similar statutes or reduced to practice, made or conceived or reduced to practice or learned by Executive, either alone or jointly with others during the period of his employment, for the purpose of permitting Employer to determine whether they constitute Proprietary Information, or copyrightable or patentable material.


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



9.      NON-COMPETITION/NON-SOLICITATION.

        (a) Non-Competition. During the period of his employment, Executive will not directly or indirectly engage in any activity which competes with Employer, or which Employer shall determine in good faith to be in competition with Employer or any subsidiary or affiliate of Employer. In addition, during his employment and after the cessation of employment, Executive will not, alone or in concert with others, or on his own behalf, or on behalf of any other person, in any way use or disclose Proprietary Information in order to solicit, entice, or in any way divert any broker to do business with any competitor of Employer or any subsidiary or affiliate of Employer; provided that it shall not be deemed a breach of this obligation for the Executive, after termination of employment, to conduct general solicitations of brokers or borrowers of Employer which are not targeted specifically to Employer's brokers or borrowers. During his employment, Executive agrees not to plan or otherwise take any preliminary steps, either alone or in concert with others, or on his own behalf, or on behalf of any other person, to set up or engage in any business enterprise that would be in competition with Employer or any subsidiary or affiliate of Employer.

        (b) Non-Solicitation. During his employment and for a period of two (2) years after the cessation of employment for any reason other than a termination under Section 7(b) hereof, or for a period of one (1) year after a termination of employment under Section 7(b), Executive will not, either directly or indirectly, either alone or in concert with others or on his own behalf or on behalf of any other person, solicit, divert, entice, recruit, or employ any employee of or consultant to Employer, or any subsidiary or affiliate of Employer, to leave employment with or otherwise terminate employment with Employer or any subsidiary or affiliate of Employer or work for any competitor of Employer or any subsidiary or affiliate of Employer.

        (c) Enforcement. Executive recognizes that the immediate and continuous performance of his obligations in this paragraph 9 is extremely important and valuable to Employer because of the extensive and costly training given to its employees and the knowledge gained by such employees of the Proprietary Information used by Employer in its operations. In the event of his breach of those obligations, Executive therefore agrees that Employer shall be entitled to estimated or liquidated damages, as defined herein. For each former employee of Employer whom Executive solicits, diverts, recruits, or employs in violation of this paragraph 9, and for each broker or mortgage loan customer of Employer whom such former employee handled for Employer and whom the former employee contacts or otherwise services or works with for his benefit or for the benefit of anyone in privity with Executive, including any competitor of Employer or any subsidiary or affiliate of Employer with whom Executive accepts employment in breach of this paragraph 9, Executive shall pay Employer liquidated damages. The liquidated damages for each such broker or customer shall be (i) the amount of profit earned by Employer from mortgage loan referrals from each broker, or the amount of profit earned on loans to each mortgage loan customer, during the twelve (12) months immediately preceding termination of such former Employer with Employer, and (ii) the amount of cost to Employer to recruit and train a replacement for each such former employee plus the first six (6) month's salary paid to the replacement(s) for the former employee. If the former employee was not in a position of have contacts with brokers or to otherwise generate business from mortgage loan customers, the liquidated damages shall be the amount of the cost to Employer to recruit and train a replacement(s) for the former employee. Executive further agrees that the cost to recruit and train replacement(s) for each former employee as described in this paragraph 9 will be part of Employer's damages and that the profit formula for former employees who had broker or mortgage loan business contact, and the first six (6) months salary paid to the replacement(s) for former employees, are conservative estimates of the value, or a portion of the value, of the former employee to Employer.

10. SURRENDER OF PROPRIETARY INFORMATION. In the event of the termination of his employment, Executive will deliver to Employer all devices, records, sketches, reports, proposals, broker information, lists, correspondence, equipment, software, computer disks, documents, photographs, photostats, negatives, undeveloped film, notes, drawings, specifications, tape recordings or other electronic recordings, programs, data and other materials or property of any nature belonging to Employer or pertaining to his work with Employer, and Executive will not take with Executive, or allow a third party to take, any of the foregoing or any reproduction of any of the foregoing.

11. SUCCESSORS; BINDING AGREEMENT.

        (a) Successors. Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. Any failure of Employer to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a material breach of this Agreement and shall entitle Executive to compensation from Employer in the same amount and on the same terms as he would be entitled to hereunder if Employer were to terminate employment pursuant to Section 7 hereof, except that for purposes of implementing the foregoing, the day before any such succession becomes effective shall be deemed the date that payment is due. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        (b) Successors. This Agreement shall inure to the benefit of, and be enforceable by, Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisees, legatee or other designees, or if there is no such designee, to his estate.

12. NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given at the time

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



delivered, if personally delivered, transmitted by facsimile transmission or deposited for mailing at any general or branch United States Post Office enclosed in a registered or certified postpaid envelope and addressed as follows:

        If to Employer:

        PacificAmerica Money Center, Inc.
        21031 Ventura Boulevard
        Woodland Hills, CA 91364
        Attention:  Charles J. Siegel, Chief Financial Officer

        with copies to:

        Jeffer, Mangels, Butler & Marmaro
        2121 Avenue of the Stars
        Los Angeles, CA 90067
        Attention:  Catherine De Bono Holmes, Esq.

        and

        PacificAmerica Money Center, Inc.
        21031 Ventura Boulevard
        Woodland Hills, CA 91364
        Attention:  Board of Directors

        If to Executive:

        Joel R. Schultz


The parties hereto may designate a different place at which notice shall be given, provided, however, that any such notice of change of address shall be effective only upon receipt.

13. ENTIRE UNDERSTANDING. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral agreements. This Agreement specifically replaces the Employment Agreement dated June 27, 1996, as amended by Amendment No. One thereto dated as of April 17, 1997, and Amendment No. Two thereto dated as of February 17, 1998 (the "Prior Employment Agreement"), for all periods beginning January 1, 1998. To the extent of any inconsistencies between this Agreement and Employer's Employee Handbook, as currently in effect and as amended from time to time in the future, the provisions of this Agreement shall override the provisions of the Handbook. This Agreement may not be modified, amended, or terminated except by another instrument in writing executed by the parties hereto.

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



14. GOVERNING LAW. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of California.

15. ATTORNEY'S FEES. In the event it becomes necessary to commence any proceeding or action to enforce the provisions of this Agreement, the court before whom such action shall be tried may award to the prevailing party all costs and expenses thereof, including but not limited to reasonable attorneys fees, the usual, customary and lawfully recoverable Court costs, and all other expenses in connection therewith. Executive shall be deemed to be the prevailing party if he is awarded any amounts in any such proceeding or action. Employer shall pay and be responsible for all attorneys and related fees, expenses or costs incurred by Executive, if Employer, or any stockholder of Employer contests the validity or enforceability of this Agreement or any part hereof.

16. INTEREST ON AMOUNTS DUE. In addition to the amounts payable to Executive as provided herein, Employer shall further be required to pay interest upon any amount owed hereunder and not paid on the date such amount is owed, at a rate of nine points above the Bank of America reference rate, as determined on the date any such amount is due. If such interest rate exceeds the maximum interest permitted by law, then the rate shall be the maximum rate of interest permitted by law.

17. ADJUSTMENT OF AMOUNTS PREVIOUSLY PAID DURING 1998. If this Agreement is approved by the stockholders at the 1998 Annual Meeting of Stockholders, the Corporation shall make a one time adjustment payment, in stock or cash, as appropriate under the terms of this Agreement, so that the total amount of compensation paid to Executive for the period beginning January 1, 1998, including the adjustment payment under this Section 17 and all payments made under the Prior Employment Agreement relating to the period beginning January 1, 1998, equal to the total compensation that would have been paid had this Agreement been in effect from January 1, 1998. The amount of Common Stock to be issued for the 1998 first quarter bonus shall be based upon the fair market value of the Common Stock, with fair market value determined in accordance with
Section 2(b)(ii)(C) hereof as of March 31, 1998.

        The parties hereto have executed this Agreement on the day and year first above written.

                                            PACIFICAMERICA MONEY CENTER, INC.


___________________________                 By: _____________________________
JOEL R. SCHULTZ                                    Charles J. Siegel
                                                   Chief Financial Officer

Attest:


By:________________________
     Richard B. Fremed,
     Corporate Secretary

                              EMPLOYMENT AGREEMENT


               This EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of January 1, 1998, by and between PACIFICAMERICA MONEY CENTER, INC., a Delaware corporation (hereinafter referred to as "Employer") and RICHARD D. YOUNG (hereinafter referred to as "Executive"), upon the following terms and conditions:

1. TERM OF AGREEMENT; DUTIES.

        (a) Term. Employer hereby agrees to employ Executive as the Senior Executive Vice President and Chief Operating Officer of Employer, President and Chief Operating Officer of Pacific Thrift and Loan Company, Inc., a California corporation ("Pacific Thrift"), and Senior Executive President and Chief Operating Officer of PacificAmerica Money Centers, Inc., a Delaware corporation ("Centers"), both of which are operating subsidiaries of the Employer, for a term commencing on the date hereof, subject to approval by the holders of a majority of the outstanding shares of common stock of Employer, and expiring on December 31, 2000. Executive hereby agrees to accept such employment for such term, subject to earlier termination under the circumstances provided herein. The term of this Agreement shall be extended automatically to cover successive terms of one year commencing on each anniversary date of the date hereof after the initial three-year term, unless, at least six months prior to the end of the initial term or any renewal term hereof, Executive gives written notice to the Board of Directors of Employer (the "Board"), or Employer gives written notice to Executive, of an intent to terminate this Agreement at the end of such term.

        (b) Duties. Executive, subject to the direction and control of the Board, shall devote all of Executive's productive time, attention and energies to discharging, and shall perform, such executive duties and managerial responsibilities as may from time to time be specified by Employer, and will use Executive's best efforts to promote the interests of Employer and its subsidiaries and affiliates. The performance of such duties and responsibilities shall be Executive's exclusive employment for compensation; provided, how ever, that nothing herein contained shall be deemed to limit Executive's right, with the consent of the Board, to engage in other activities that do not interfere with Executive's duties hereunder.

2. COMPENSATION. As compensation for the services to be rendered by Executive hereunder during the term of Executive's employment, including all services to be rendered as an officer and executive of Employer, its subsidiaries and affiliates, Employer agrees to pay Executive the following compensation:

               (a) Base Salary. During the term of this Agreement, Employer shall pay Executive a salary at an annual base rate of Three Hundred Seventy Five Thousand Dollars ($375,000) per year, which shall be adjusted annually to reflect any increase from the previous year in the Consumer Price Index for the Los Angeles, California area (the "Base Salary"). The applicable Base Salary shall be payable not less frequently than monthly in accordance with the regular salary procedure from time to time adopted by Employer. There shall be deducted from all compensation paid to Executive such sums, including but not limited to Social Security, income tax withholding, employment insurance, and any and all other such deductions, as Employer is by law obligated to withhold.

               (b) Guaranteed Bonus. Employer shall pay Executive a guaranteed bonus (the "Guaranteed Bonus") equal to $150,000, payable in three annual installments of $50,000 each on July 1 of each year during the term of this Agreement; provided that any unpaid installments shall be immediately due and payable to Executive upon a termination of employment for any reason.

               (c) Annual Bonus. In addition to the Base Salary, Employer shall pay Executive an annual bonus (the "Annual Bonus"), the amount of which shall be determined in the manner provided in Section 2(c)(i) below, and paid in the manner provided in Section 2(c)(ii) below.

                      (i) Calculation. The Annual Bonus shall be equal to: (x) two and one-half percent (2 1/2%) of the annual net pre-tax profits of Employer (before deduction of the Annual Bonus payable to Executive and to Joel R. Schultz under an employment agreement with Employer dated of even date herewith, referred to herein collectively as "Executive Bonuses") if Employer earns annual net after-tax profits (after payment of Executive Bonuses) equal to a minimum annual Return on Equity (as defined below) in excess of ten percent (10%); or
(y) five percent (5%) of the annual net pre-tax profits of Employer (before deduction of Executive Bonuses) if Employer earns annual net after-tax profits (after payment of Executive Bonuses) equal to a minimum annual Return on Equity in excess of twenty percent (20%).

As used in this Agreement, net pre-tax profits and net after-tax profits refer to the net pre-tax profits and net-after tax profits of Employer on a consolidated basis as determined under generally accepted accounting principles. Any determination of the Annual Bonus for any year of or after a termination of Executive for purposes of determining any termination payments owed to Executive under any other provisions of this Agreement shall be made using accounting principles consistent with those applied for the year prior to termination of Executive. As used in this Agreement, Return on Equity means net-after tax profits of Employer for the applicable year as a percentage of stockholders' equity as of January 1 of the applicable year. To the extent that the total Executive Bonuses determined under this formula result in the reduction of annual net after-tax profits of Employer to an amount less than the applicable minimum Return on Equity, then the amount of Executive Bonuses shall be reduced to such amount as will result in Employer retaining the applicable minimum Return on Equity, and the reduced amount shall be divided equally between each of Executive and Schultz.

                      (ii) Payment. The Annual Bonus will be payable in quarterly installments during the year in which it is earned, determined by annualizing the quarterly net pre-tax profits, net after-tax profits and Return on Equity for each of the first three quarters of the year, with a final determination of the total Annual Bonus to be made within one business day following the release of Employer's audited consolidated financial statements for the year (the "Annual Bonus Determination Date"). Each installment will be paid on or before the fifth business day following the date of certification by the Executive Compensation Committee of the Board (the "Committee") that the required performance levels have been met for the applicable quarter or year, in the following manner:

                      (A) 50% will be paid in cash (as to which the forfeiture conditions described in paragraph (B) below shall not apply); and

                      (B) 50% will be paid in common stock of Employer ("Common Stock"), to be held in escrow by Employer until either of the following forfeiture conditions have been met, as certified by the Committee:

                             (1) pre-tax net income (after deduction of
Executive Bonuses) for the full year following the Annual Bonus calculation year must be at least 12.5% higher than pre-tax net income (after deduction of Executive Bonuses) for the Annual Bonus calculation year (i.e., for the 1998 Annual Bonus, 1999 pre-tax net income must exceed 1998 pre-tax net income by 12.5%); or

                             (2) Return on Equity (after deduction of Executive
Bonuses) must be at least 25% for the full year following the Annual Bonus calculation year (i.e., for the 1998 Annual Bonus, return on equity must be at least 25% in 1999);

Upon certification by the Committee that the above conditions have been met, the Common Stock shall be released to Executive. If the Committee determines that the above conditions have not been met as of the time they are required to be met, the Common Stock shall be forfeited by Executive and returned to Employer.

                      (C) The performance criteria specified in Section 2(c)(ii)(B) shall be applicable to the Common Stock issued as part of the Annual Bonus for the year 2000 only if this Agreement renews beyond its initial term or a new employment agreement is entered between Executive and Employer which extends employment through at least the end of 2001; if neither of these conditions is met, then the Common Stock issued as part of the Annual Bonus for the year 2000 will be released to Executive upon expiration of this Agreement without further restriction. For purposes of determining any termination payments owed to Executive under any other provisions of this Agreement, any determination of whether the forfeiture conditions described in Section 2(c)(ii)(B) are met for any year of or after a termination of Executive shall be made using accounting principles consistent with those applied for the year prior to termination of Executive.

                      (D) For purposes of determining the amount of Common Stock to be paid to Executive pursuant to Section 2(c)(ii), fair market value of the Common Stock will be determined quarterly at the end of each quarter in which the Annual Bonus is earned as the highest of: (x) the closing price on the last trading day of the applicable quarter; (y) the average closing price for the 10 trading days prior to the end of the applicable quarter; or (z) $10 per share.

                      (E) Employer will use its best efforts to register for resale all Common Stock issued to Executive as provided in Section 2(c)(ii)(B) with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 (or such other form as is then available to the Company), which registration statement shall be kept current and effective until the Common Stock so issued is no longer subject to restrictions on resale under the Rules of the Securities and Exchange Commission.

                      (F) To the extent that the total amount of quarterly payments of Annual Bonus during any calendar year exceed the final Annual Bonus amount as determined on the basis of Employer's audited financial statements for such year, the overpayment will be returned first from the restricted stock issued to Executive and held in escrow by Employer, in an amount equal to the dollar amount of the overpayment divided by the weighted average price per share used to determine all prior quarterly payments of Annual Bonus during the applicable year, with any remaining overpayment to be paid in cash or, at the option of the Executive, in Common Stock then owned by Executive, valued at the weighted average price per share used to determine all prior quarterly payments of Annual Bonus during the applicable year.

               (d) Special Bonus. In addition to the Base Salary, Annual Bonus and Guaranteed Bonus, Employer shall pay annually to Executive a special bonus (the "Special Bonus") the amount of which shall be determined as provided in
Section 2(d)(i) below, and paid in the manner provided in Section 2(d)(ii) below.

                      (i) Calculation. The Special Bonus shall equal an additional one-half of one percent (0.5%) of the annual pre-tax net income (before payment of the Special Bonus but after payment of the Executive Bonuses) of Employer for each year of the term, if the conditions specified in Section 2(d)(ii) are met for the applicable year that the Special Bonus is earned and the year following the applicable year.

                      (ii) Payment. The Special Bonus shall be payable within five (5) days of Committee certification that the one of the two alternative conditions specified in Section 2(d)(ii)(A) is met and one of the two alternative conditions specified in Section 2(d)(ii)(B) is met:

                      (A) comparing the Special Bonus year with the year prior to the Special Bonus year:

                             (1) the pre-tax net income reported by Employer for
the applicable year is at least 25% higher than the pre-tax net income for the year preceding the applicable Special Bonus year (i.e., if pre-tax net income for 1998 is 25% higher than pre-tax net income for 1997, the condition specified in this Section 2(d)(ii)(A) will be met for the 1998 Special Bonus); or

                             (2) the Return on Equity for the applicable year is
at least 25% (i.e., if the Return on Equity for 1998 is 25%, the condition specified in this Section 2(d)(ii)(A) will be met for the 1998 Special Bonus); and

                      (B) comparing the Special Bonus year with the year after the Special Bonus year:

                             (1) the pre-tax net income reported by Employer for
the year following the applicable Special Bonus year is at least 25% higher than the pre-tax net income for the applicable Special Bonus year (i.e., if pre-tax net income for 1999 is 25% higher than pre-tax net income for 1998, the condition specified in this Section 2(d)(ii)(B) will be met for the 1998 Special Bonus); or

                             (2) the Return on Equity for the year following the
applicable Special Bonus year is at least 25% (i.e., if the Return on Equity for 1999 is 25%, the condition specified in this Section 2(d)(ii)(B) will be met for the 1998 Special Bonus);

provided that the performance criteria specified in this Section 2(d)(ii)(B) shall be applicable to the Special Bonus for the year 2000 only if this Agreement renews beyond its initial term or a new employment agreement is entered between Executive and Employer which extends employment through at least the end of 2001; if neither of these conditions is met, then the Special Bonus for the year 2000 will be paid upon expiration of this Agreement if pre-tax net income for 2000 was 25% higher than pre-tax net income for 1999 or the Return on Equity was 25% for 2000. For purposes of determining any termination payments owed to Executive under any other provisions of this Agreement, any determination of whether the conditions described in this Section 2(d)(ii) are met for any year of or after a termination of Executive shall be made using accounting principles consistent with those applied for the year prior to termination of Executive.

        (e) Reimbursement of Expenses. Executive shall be reimbursed for Executive's reasonable and actual out-of-pocket expenses incurred by Executive in performance of Executive's duties and responsibilities hereunder, provided that Executive shall first furnish to Employer proper vouchers and/or receipts.

        (f) Benefit Plans. Executive shall be entitled to participate in, and shall be included in, such insurance, pension, profit sharing, stock option, stock purchase and other employee benefit plans, excluding the employee cash bonus pool, of Employer as are in effect from time to time during the term of this Agreement and provided to other senior executive officers of Employer, including, but not limited to, Employer's Supplemental Executive Retirement Plan, as amended (all of which are collectively referred to herein as the "Benefit Plans").

        (g) Perquisites. Executive shall also be entitled to all perquisites provided in accordance with Employer's policy for senior management executives from time to time in effect (all of which are collectively referred to herein as the "Perquisites"). Notwithstanding the foregoing, in no event shall each or any of the Perquisites provided pursuant to the terms of this Section 2(g) be lesser in value than such perquisites as were provided to Executive by

Employer for the year ended December 31, 1997. Perquisites provided pursuant to this Section 2(g) shall include, without limitation, use of an automobile or automobile allowances, expense allowances, vacation days, sick days and holidays, and medical, dental and life insurance benefits.

3. DISABILITY.

        (a) Termination Upon Disability. If, on account of any physical or mental disability, Executive shall fail or be unable to perform under this Agreement for any period of one hundred twenty (120) consecutive days or for an aggregate period of one hundred twenty (120) or more days during any consecutive twelve-month period, Employer may, at its option, at any time thereafter, upon written notice to Executive, terminate the employment relationship provided for in this Agreement. In such event, Executive's requirement to render services hereunder and Employer's requirement to compensate Executive hereunder shall terminate and come to an end upon the date provided in such notice.

        (b) Disability Payment. Upon a termination of this Agreement pursuant to this Section 3, Executive shall be entitled to receive, in addition to any earned and unpaid Base Salary through the date of termination and any earned and unpaid Annual and Special Bonuses through the last full quarter prior to termination, free and clear of the forfeiture provisions of Section 2(c)(B), and without regard to the conditions of Section 2(d), the following disability compensation:

               (i) a lump sum, payable in Common Stock (valued at the closing price per share for the ten trading day period beginning five trading days prior to termination and ending five trading days after termination) or cash, at Employer's option, to be paid on the effective date of termination pursuant to this Section 3, which shall equal the full Annual Bonus earned (including the value of the Common Stock portion of the Annual Bonus), if any, at the end of the prior year;

               (ii) payment of any Special Bonus calculated on the pre-tax net income for the year prior to termination if the pre-tax net income or Return on Equity target was met for the Special Bonus applicable year, without regard to the pre-tax net income or Return on Equity for the year of termination (i.e., if a termination occurs in 1999, the 1998 Special Bonus is due if 1998 pre-tax net income was 25% higher than the 1997 pre-tax net income, or the 1998 Return on Equity was 25%, without regard to 1999 pre-tax net income or Return on Equity);

               (iii) Executive's Base Salary for one year following termination of this Agreement payable not less frequently than monthly;

               (iv) the full amount of any unpaid installments of the Guaranteed Bonus; and

               (v) use of an automobile or automobile allowance, full automobile insurance coverage, and health and life insurance coverage under any health and life insurance policies maintained by Employer for its other senior executives, all of which shall be provided pursuant to the terms of
Section 2(g) hereof and shall continue to be provided without interruption for the greater of one year following the effective date of termination pursuant to this Section 3 or the remainder of the term of this Agreement.

        (c) Additional Payment. If, after the end of the fiscal year following the effective date of termination pursuant to this Section 3, it is determined that the Annual Bonus compensation which would have been earned by Executive for such year if the Executive had continued to be employed under this Agreement would have exceeded the Annual Bonus actually paid, Employer shall pay Executive a lump sum equal to the difference between the Annual Bonus amount previously paid to Executive and the Annual Bonus amount that would have been earned by Executive for the year of termination. Such amount shall be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred and twenty (120) days after the end of the fiscal year. Executive shall not be obligated to reimburse Employer if the Annual Bonus amount paid by Employer upon termination exceeds the amount of any Annual Bonus that would have been earned for the year of termination.

        (d) Release of Restricted Stock. Any Common Stock held in escrow pursuant to Section 2(c)(ii)(B) on the date of termination shall continue to be held in escrow after termination of employment until the date for determination of whether the conditions specified in Section 2(c)(ii)(B) are met; if such conditions are met, the Common Stock held in escrow shall be released to Executive, and if such conditions are not met, the Common Stock shall be forfeited.

        (e) Disability Insurance. Employer may, at its option, apply for disability income insurance and, if so, any obligation on the part of Employer to pay Executive any payments on account of any physical or mental disability of Executive as specified above, shall be reduced by the amount of any payments to Executive under any such disability income policy. Any payments to Executive under any state disability insurance shall not reduce the amount payable to Executive under this Agreement.

4. DEATH.

        (a) Termination Upon Death. In the event of Executive's death during the term hereof, this Agreement shall terminate immediately.

        (b) Termination Payments. Executive's personal representative shall be entitled to receive, as a death benefit, in addition to any earned and unpaid Base Salary through the date of death, any earned and unpaid Annual and Special Bonuses through the last full quarter prior to termination, free and clear of the forfeiture provisions of Section 2(c)(B), and without regard to the conditions of Section 2(d), through the last full quarter prior to Executive's death, and any other payments which Executive's personal representative may be entitled to receive under any Benefit Plans:

               (i) a lump sum, payable in Common Stock (valued at the closing price per share for the ten trading day period beginning five trading days prior to termination and ending five trading days after termination) or cash, at Employer's option, to be paid within five (5) days of Executive's death, equal to the full Annual Bonus (including the value of the Common Stock portion of the Annual Bonus) earned by the Executive at the end of the prior year plus any Special Bonus calculated on the pre-tax net income for the year prior to termination if the pre-tax net income or Return on Equity target was met for the Special Bonus applicable year, without regard to the pre-tax net income or Return on Equity for the year of termination (i.e., if a termination occurs in 1999, the 1998 Special Bonus is due if 1998 pre-tax net income was 25% higher than the 1997 pre-tax net income, or the 1998 Return on Equity was 25%, without regard to 1999 pre-tax net income or Return on Equity); and;

               (ii) a lump sum to be paid in cash within five (5) days of Executive's death equal to Executive's annual Base Salary; and

               (iii) the full amount of any unpaid installments of the Guaranteed Bonus.

        (c) Additional Payment. If, after the end of the fiscal year in which the Executive's death occurred, it is determined that the Annual Bonus compensation which would have been earned by Executive for such year would have exceeded the Annual Bonus for the prior year, Employer shall pay Executive's personal representatives a lump sum equal to the difference between the Annual Bonus amount previously paid to Executive's personal representatives and the Annual Bonus amount that would have been earned by Executive for the year in which his death occurred. Such amount shall be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred and twenty (120) days after the end of the fiscal year. Executive's personal representatives shall not be obligated to reimburse Employer if the Annual Bonus amount paid by Employer under this Section 4 exceeds the amount of any Annual Bonus that would have been earned by Executive for the year in which his death occurred.

        (d) Release of Restricted Stock. Any Common Stock held in escrow pursuant to Section 2(c)(ii)(B) on the date of death shall continue to be held in escrow until the date for determination of whether the conditions specified in Section 2(c)(ii)(B) are met; if such conditions are met, the Common Stock held in escrow shall be released to Executive's personal representative, and if such conditions are not met, the Common Stock shall be forfeited.

        (e) Life Insurance. Employer may maintain life insurance on the life of Executive in favor of the Employer. Executive shall have no interest whatsoever in any such policy or policies, except as otherwise provided in any split dollar life insurance agreements, but Executive shall, at the request of Employer, submit to such medical examinations, supply such information, consent to such blood tests and execute such documents as may be required by the insurance company or companies to whom Employer has applied for such insurance.

5. TERMINATION FOR CAUSE. Employer may discharge Executive at any time for "Cause," which shall mean (i) theft or embezzlement by Executive from Employer or its affiliates, (ii) fraud or other acts of dishonesty by Executive in the conduct of Employer's business or the fulfillment of Executive's assigned responsibilities hereunder, (iii) Executive's conviction of, or plea of nolo contendere to, any felony or any crime involving moral

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



turpitude, (iv) Executive's willfully and knowingly taking any action which is materially injurious to Employer's business or reputation. Within 10 business days following receipt of written notice of termination for Cause, Executive shall have the right to demand and, if demanded, to receive within 30 days, an opportunity to respond and defend himself before the Board and to have the Board by resolution confirm by a three-fourths affirmative vote that Employer has grounds to terminate Executive for Cause. If the Board does not determine that Cause exists, Executive shall have the option to treat his employment as not having terminated or as having been terminated by Employer without cause as defined in Section 6 herein. Without limiting the foregoing, nothing in this
Section 5 shall be construed to require that Executive demand a hearing before the Board as a condition to pursuing any claim or action with respect to the matters contained in this Agreement. The occurrence of any event constituting cause for discharge shall permit, but not require, Employer to terminate Executive for Cause; provided, however, that Employer's decision not to terminate the Executive upon the occurrence of an event constituting cause for discharge shall not operate as a waiver of its rights provided in this Section 5 or otherwise.

               If Employer terminates Executive for Cause, Employer shall be obligated to provide to Executive only the earned and unpaid Base Salary provided for in Section 2(a) hereof through the date of termination, any earned and unpaid Annual Bonus through the last full quarter prior to termination, any unpaid installments of the Guaranteed Bonus, plus any other benefits actually earned or accrued by Executive through the date of termination of Executive, at the rate in effect on the date of such termination. Any Common Stock held in escrow pursuant to Section 2(c)(ii)(B) on the date of termination shall continue to be held in escrow after termination of employment until the date for determination of whether the conditions specified in Section 2(c)(ii)(B) are met; if such conditions are met, the Common Stock held in escrow shall be released to Executive, and if such conditions are not met, the Common Stock shall be forfeited. Executive shall retain the right to receive any unpaid Special Bonus for each year in which Executive was employed under this Agreement, subject to the Company's attainment of the performance targets for such Special bonus in accordance with Section 2(d)(ii) hereof.

6. TERMINATION WITHOUT CAUSE. This Agreement may be terminated without Cause by Employer or Executive upon 30 days prior written notice.

        (a) Termination by Executive. If Executive terminates this Agreement for any reason other than as provided in Section 7 hereof, Employer shall be obligated to provide to Executive the earned and unpaid Base Salary through the date of termination as provided for in Section 2(a) hereof, any earned and unpaid Annual Bonus through the last full quarter prior to termination, any unpaid installment of Guaranteed Bonus provided for in Section 2(b) hereof, plus any other benefits actually earned or accrued by Executive through the date of termination of Executive, at the rate in effect on the date of such termination. All Common Stock issued to Executive under Section 2(c)(ii) (B) and held in escrow by Employer shall be forfeited upon termination by Executive. Executive shall retain the right to receive any Special Bonus for each year in which Executive was employed under this Agreement, subject to the Company's

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



attainment of the performance targets for such Special Bonus in accordance with
Section 2(d)(ii) hereof.

        (b) Termination by Employer. In the event of a termination of employment by Employer without Cause, except as otherwise provided in Sections 3, 4 or 7 hereof, Employer shall be required to provide, in addition to any earned and unpaid Base Salary through the date of termination as provided for in Section 2(a) hereof and any earned and unpaid Annual Bonus through the last full quarter prior to termination (subject to escrow of the Common Stock portion of the Annual Bonus in accordance with the provisions of Section 7(e) hereof), the following compensation to Executive (collectively, the "Termination Payments"):

                      (i) Benefits. Use of an automobile or automobile allowance, full automobile insurance coverage, and health insurance coverage under any health insurance policies maintained by Employer for its other senior executives, all of which shall be provided pursuant to the terms of Section 2(g) herein and shall continue to be provided without interruption for one year following the effective date of termination pursuant to this Section 6;

                      (ii) Cash Payment. A lump sum payment, to be paid on the effective date of termination pursuant to this Section 6, which shall consist of:

                             (A) an amount equal to the full annual Base Salary
as then adjusted;

                             (B) an amount equal to any unpaid installments of
the Guaranteed Bonus;

                             (C) an amount equal to one-half of the Annual Bonus
compensation (including the cash value of the Common Stock portion of the Annual Bonus) earned by Executive at the end of the prior year; and

                             (D) the cash value of all vacation, holiday and
sick days which have accrued up to the date of termination and which would have accrued for six months following termination pursuant to this Section 6.

        (c) Additional Cash Payment. Employer shall make an additional payment to executive, to be paid on the earlier of ten (10) days after the issuance of Employer's annual certified financial report or one hundred and twenty (120) days after the end of the fiscal year following the end of the calendar year of termination, if it is determined that one-half the Annual Bonus which would have been earned by Executive for the year of termination if the Executive had continued to be employed under this Agreement would have exceeded the amount actually paid pursuant to Section 6(b)(ii)(c), equal to the difference between the amount previously paid to Executive pursuant to Section 6(b)(ii)(c) and one-half of the Annual Bonus that would have been earned by Executive for the year of termination. (Executive shall not be obligated to reimburse Employer if the Annual Bonus

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



amount paid by Employer upon termination exceeds one-half of the amount of any Annual Bonus that would have been earned in the year of termination.)

        (d) Special Bonus Payment. Executive shall retain the right to payment of any Special Bonus for each year in which Executive was employed under this Agreement, subject to the Company's attainment of the performance targets for such Special Bonus in accordance with Section 2(d)(ii) hereof.

        (e) Release of Restricted Stock. Any Common Stock held in escrow pursuant to Section 2(c)(ii)(B) on the date of termination shall continue to be held in escrow until the date for determination of whether the conditions specified in Section 2(c)(ii)(B) are met; if such conditions are met, the Common Stock held in escrow shall be released to Executive, and if such conditions are not met, the Common Stock shall be forfeited.

7. CORPORATE CHANGES.

        (a) Definition. For purposes of this Section 7, a "Corporate Change" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events: (i) a transaction in which Employer ceases to be an independent publicly owned corporation that is required to file quarterly and annual reports under the Securities Exchange Act of 1934, (ii) a sale or other disposition of all or substantially all of the assets, or a majority of the outstanding capital stock, of Employer (including but not limited to the assets or stock of Employer's subsidiaries that results in all or substantially all of the assets or stock of Employer on a consolidated basis being sold), (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or combination of the foregoing, persons who were directors of Employer just prior to such event(s) shall cease to constitute a majority of the Board, (iv) any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of Employer with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast, or (v) Employer's stockholders cause a change in the majority of the members of the Board within a twelve (12) month period; provided, however, that the election of one or more new directors shall not be deemed to be a change in the membership of the Board if the nomination of the newly elected directors was approved by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve (12) month period.

        (b) Payments. At any time within one year following the occurrence of a Corporate Change, upon a termination of employment by Executive or by Employer for any reason other than Cause as provided in Section 5 hereof, Executive shall be entitled, in addition to any earned and unpaid Base Salary as of the date of termination provided for in Section 2(a) hereof, and any earned and unpaid Annual Bonus (subject to the escrow of the Common Stock portion of the Annual Bonus as provided in Section 7(c)) through the last full quarter prior to termination, and any unpaid installments of the Guaranteed Bonus, to the following payments and benefits (collectively, the "Corporate Changes Termination Payment"):

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



               (i) use of an automobile or automobile allowance, full automobile insurance coverage, and health and life insurance coverage under any health and life insurance policies maintained by Employer for its other senior executive officers, all of which shall be provided pursuant to the terms of
Section 2(g) herein and shall continue to be provided without interruption for eighteen (18) months following the effective date of termination;

               (ii) a lump sum payment, to be paid in cash within five (5) days after the date of notice of termination by Executive or Employer, which shall consist of:

                      (A) an amount equal to the full annual Base Salary in effect on the date of termination;

                      (B) an amount equal to any unpaid installments of the Guaranteed Bonus;

                      (C) an amount equal to the Annual Bonus compensation (including the cash value of the Common Stock portion of the Annual Bonus) earned by Executive at the end of the prior year; and

                      (D) the cash value of all vacation, holiday and sick days which have accrued up to the date of termination and which would have accrued for eighteen (18) months following the date of termination.

        (c) Release of Restricted Stock After One Year. In lieu of the forfeiture conditions of Section 2(c)(ii)(B), all Common Stock held in escrow by Employer pursuant to Section 2(c)(ii)(B) hereof as of the date of the Corporate Change shall be released to Executive and all forfeiture conditions on such Common Stock removed upon completion by Executive of 12 full months of employment with Employer following the Corporate Change, or earlier upon a termination of employment by Employer for any reason other than "Cause" or a termination of employment by Executive for "good reason," which shall consist of any of the following events: (x) Employer shall fail to pay or shall reduce the Base Salary, Annual Bonus or any other compensation provided herein, except as permitted hereunder, or shall otherwise breach any material provision hereof which breach is not cured within 10 days after receipt of notice thereof from Executive; (y) Employer shall fail to cause Executive to remain at least a Senior Executive Vice President of Employer with substantial operating authority over Employer or one of its subsidiaries; or (z) Employer shall require Executive's primary services to be rendered in an area other than the Los Angeles metropolitan area.

        (d) Special Bonus Payment. Executive shall retain the right to any Special Bonus for each year in which Executive was employed under this Agreement, upon completion by Executive of 12 full months of employment with Employer following the Corporate Change, or earlier upon a termination of employment by Employer for any reason other than "Cause" or a termination of employment by Executive for "good reason" as defined in paragraph (c) above, without regard to the performance targets for such Special Bonus provided in Section

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



2(d)(ii) hereof for the year in which the Corporate Change occurs or any year following the Corporate Change.

        (e) Condition of Closing. If Executive gives notice of termination pursuant to this Section 7 prior to the closing of a transaction referred to in
Section 7(a)(i), (ii) or (iii) hereof, the Corporate Changes Termination Payment must be made a condition to and must be paid concurrently with the closing of such a transaction, and the successor entity must agree to assume Employer's obligations under Sections 7(c) and (d) hereof.

        (f) Tax Limitations on Corporate Changes Payments. If the aggregate of all payments, including but not limited to, Corporate Changes Termination Payments specified in Section 7(b) hereof (the "Aggregate Amount"), would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended or supplemented (the "Code"), the Corporate Changes Termination otherwise payable to the Executive pursuant to Section 7(b) herein shall be equal to the higher of: (i) the amount (referred to herein as the "Reduced Amount") that would result in no portion of the Aggregate Amount being subject to the excise tax imposed by Section 4999 of the Code, or (ii) the full Aggregate Amount if the net after-tax payments to Executive would exceed the Reduced Amount. The determination of the Corporate Changes Termination Payment, the Reduced Amount and the net after-tax amount payable to Executive on the full Aggregate Amount shall be made by the Executive and the Employer in good faith, and in the event they disagree, such determination shall be made by means of arbitration to be conducted at the Employer's expense. Any such arbitration shall be conducted in Los Angeles, California, by one arbitrator, who shall be a member of a nationally recognized accounting firm that is not then engaged by the Employer or any of its major stockholders, and who shall be jointly designated by the parties. If the parties cannot agree on the selection of an arbitrator, Employer's then current independent auditors shall select such arbitrator. The findings of the arbitrator shall be conclusive and binding on the parties. For purposes of this Section 7(e), the net after-tax amount payable to Executive shall mean the present value, as determined in accordance with
Section 280G(d)(4) of the Code, of any payment or distribution in the nature of compensation to or for Executive's benefit, whether paid or payable pursuant to this Agreement or otherwise, net of all taxes imposed on the Executive with respect thereto under Sections 1 and 4999 of the Code, determined by applying the highest marginal rate under Section 1 of the Code.

8. RIGHTS TO PROPRIETARY INFORMATION.

        (a) Proprietary Information. For purposes of this Agreement, the term "Proprietary Information" means and includes: all written, oral and visual information about Employer's customers, clients, employees, consultants and brokers that is not readily known or available to the public, or that Executive learns of or acquires through his employment by Employer; and financial information, marketing techniques and materials, marketing and development plans, broker lists, customer lists, other information concerning brokers and customers, pricing information and policies, price lists, employee files, corporate and business contacts and relationships, corporate and business opportunities, telephone logs and messages, video or audio tapes and/or disks, photographs, film and slides, including all negatives and positive and

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



prints, computer disks and files, rolodex cards, addresses and telephone numbers, contracts, releases, other writings of any kind, and any and all other materials of a proprietary nature to which Executive is exposed or has access as a consequence of his employment by Employer. All of the Proprietary Information is, and at all times shall be and remain, private and confidential and is the sole and exclusive property of, and owned and controlled by Employer, regardless of whether such Proprietary Information is in tangible or intangible form. The parties understand that information that is generally known to the public, or which Executive acquired other than as a consequence of his employment by Employer, such as in the course of similar employment or work elsewhere, shall not be deemed part of the Proprietary Information.

        (b) Rights to Proprietary Information. All Proprietary Information shall be the sole property of Employer, its successors and assigns, and Employer, its successors and assigns shall be the sole owner of all patents, trademarks, service marks and copyrights, and other rights (collectively referred to herein as "Rights") pertaining to Proprietary Information. Executive hereby assigns to Employer any rights Executive may have or acquire in Proprietary Information or Rights pertaining to the Proprietary Information. Executive further agrees as to all Proprietary Information to assist Employer or any person designated by it in every necessary or appropriate manner (but at Employer's expense) to obtain and from time to time enforce Rights relating to said Proprietary Information throughout the universe. Executive will execute all documents for use in applying for, obtaining and enforcing such Rights on such Proprietary Information as Employer may desire, together with any assumptions thereof to Employer or persons designated by it. Executive's obligation to assist Employer or any person designated by it in obtaining and enforcing Rights relating to Proprietary Information shall continue beyond the cessation of his employment; provided, however, that Employer shall compensate Executive at a reasonable rate after the cessation of employment for time actually spent by Executive upon Employer's request for such assistance. In the event that Employer is unable, after reasonable effort, to secure Executive's signature on any document or documents needed to apply for or enforce any Right relating to Proprietary Information, whether because of his physical or mental incapacity or for any other reason whatsoever, Executive hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as his agents and attorneys-in-fact to act for and on his behalf in the execution and filing of any such application and in furthering the application for an enforcement of Rights with the same legal force and effect as if such acts were performed by Executive.

        (c) Confidential Information. At all times, both during his employment and after the cessation of employment, whether the cessation is voluntary or involuntary, for any reason or no reason, or by disability, Executive will keep in strictest confidence and trust all Proprietary Information, and Executive will not disclose, use, or induce or assist in the use or disclosure of any Proprietary Information or Rights pertaining to Proprietary Information, or anything related thereto, without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing his duties as an employee of Employer. Executive recognizes that Employer has received and in the future will receive from third parties their confidential, trade secret, or Proprietary Information subject to a duty on

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



Employer's part to maintain the confidentiality of such information and to use it only in connection with the performance of his duties as an employee of Employer. Executive agrees that Executive owes Employer and such third parties, during his employment and thereafter, a duty to hold all such confidential, trade secret, or Proprietary Information in the strictest confidence, and Executive will not disclose, use, or induce or assist in the use or disclosure of any such confidential, trade secret, or Proprietary Information without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing his duties as an employee of Employer consistent with Employer's agreement with such third party.

        (d) Work for Hire. Executive agrees that all material or other original works of authorship written, created, or developed by Executive in connection with his employment hereunder (whether alone or in conjunction with any other person), and all rights of any and every kind whatsoever in and to the results and proceeds of Executive's services rendered hereunder, whether or not such rights are now known, recognized or contemplated, and the complete, unconditional and unencumbered ownership in and to such materials, results and proceeds for all purposes whatsoever shall be "works for hire," as that term is defined in the United States Copyright Act (17 U.S.C. Section 101), and shall be the sole and absolute property of Employer, its successors and assigns, and Executive agrees that he/she does not have and will not claim to have, either under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in or to said property.

        (e) Disclosure to Employer. Executive will promptly disclose to Employer, and Employer hereby agrees to receive such disclosures in confidence, all discoveries, developments, designs, improvements, inventions, software programs, processes, techniques, know-how, negative know-how and data, whether or not patentable or registrable under patent, copyright or similar statutes or reduced to practice, made or conceived or reduced to practice or learned by Executive, either alone or jointly with others during the period of his employment, for the purpose of permitting Employer to determine whether they constitute Proprietary Information, or copyrightable or patentable material.

9. NON-COMPETITION/NON-SOLICITATION.

        (a) Non-Competition. During the period of his employment, Executive will not directly or indirectly engage in any activity which competes with Employer, or which Employer shall determine in good faith to be in competition with Employer or any subsidiary or affiliate of Employer. In addition, during his employment and after the cessation of employment, Executive will not, alone or in concert with others, or on his own behalf, or on behalf of any other person, in any way use or disclose Proprietary Information in order to solicit, entice, or in any way divert any broker to do business with any competitor of Employer or any subsidiary or affiliate of Employer; provided that it shall not be deemed a breach of this obligation for the Executive, after termination of employment, to conduct general solicitations of brokers or borrowers of Employer which are not targeted specifically to Employer's brokers or borrowers. During his employment, Executive agrees not to plan or otherwise take any preliminary steps, either alone or in concert

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



with others, or on his own behalf, or on behalf of any other person, to set up or engage in any business enterprise that would be in competition with Employer or any subsidiary or affiliate of Employer.

        (b) Non-Solicitation. During his employment and for a period of two (2) years after the cessation of employment, Executive will not, either directly or indirectly, either alone or in concert with others or on his own behalf or on behalf of any other person, solicit, divert, entice, recruit, or employ any employee of or consultant to Employer, or any subsidiary or affiliate of Employer, to leave employment with or otherwise terminate employment with Employer or any subsidiary or affiliate of Employer or work for any competitor of Employer or any subsidiary or affiliate of Employer.

        (c) Enforcement. Executive recognizes that the immediate and continuous performance of his obligations in this paragraph 9 is extremely important and valuable to Employer because of the extensive and costly training given to its employees and the knowledge gained by such employees of the Proprietary Information used by Employer in its operations. In the event of his breach of those obligations, Executive therefore agrees that Employer shall be entitled to estimated or liquidated damages, as defined herein. For each former employee of Employer whom Executive solicits, diverts, recruits, or employs in violation of this paragraph 9, and for each broker or mortgage loan customer of Employer whom such former employee handled for Employer and whom the former employee contacts or otherwise services or works with for his benefit or for the benefit of anyone in privity with Executive, including any competitor of Employer or any subsidiary or affiliate of Employer with whom Executive accepts employment in breach of this paragraph 9, Executive shall pay Employer liquidated damages. The liquidated damages for each such broker or customer shall be (i) the amount of profit earned by Employer from mortgage loan referrals from each broker, or the amount of profit earned on loans to each mortgage loan customer, during the twelve (12) months immediately preceding termination of such former Employer with Employer, and (ii) the amount of cost to Employer to recruit and train a replacement for each such former employee plus the first six (6) month's salary paid to the replacement(s) for the former employee. If the former employee was not in a position of have contacts with brokers or to otherwise generate business from mortgage loan customers, the liquidated damages shall be the amount of the cost to Employer to recruit and train a replacement(s) for the former employee. Executive further agrees that the cost to recruit and train replacement(s) for each former employee as described in this paragraph 9 will be part of Employer's damages and that the profit formula for former employees who had broker or mortgage loan business contact, and the first six (6) months salary paid to the replacement(s) for former employees, are conservative estimates of the value, or a portion of the value, of the former employee to Employer.

10. SURRENDER OF PROPRIETARY INFORMATION. In the event of the termination of his employment, Executive will deliver to Employer all devices, records, sketches, reports, proposals, broker information, lists, correspondence, equipment, software, computer disks, documents, photographs, photostats, negatives, undeveloped film, notes, drawings, specifications, tape recordings or other electronic recordings, programs, data and other

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



materials or property of any nature belonging to Employer or pertaining to his work with Employer, and Executive will not take with Executive, or allow a third party to take, any of the foregoing or any reproduction of any of the foregoing.

11. SUCCESSORS; BINDING AGREEMENT.

        (a) Successors. Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. Any failure of Employer to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a material breach of this Agreement and shall entitle Executive to compensation from Employer in the same amount and on the same terms as he would be entitled to hereunder if Employer were to terminate employment pursuant to Section 7 hereof, except that for purposes of implementing the foregoing, the day before any such succession becomes effective shall be deemed the date that payment is due. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        (b) Successors. This Agreement shall inure to the benefit of, and be enforceable by, Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisees, legatee or other designees, or if there is no such designee, to his estate.

12. NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given at the time delivered, if personally delivered, transmitted by facsimile transmission or deposited for mailing at any general or branch United States Post Office enclosed in a registered or certified postpaid envelope and addressed as follows:

        If to Employer:

        PacificAmerica Money Center, Inc.
        21031 Ventura Boulevard
        Woodland Hills, CA 91364
        Attention:  Joel R. Schultz Chief Executive Officer

        with copies to:

        Jeffer, Mangels, Butler & Marmaro
        2121 Avenue of the Stars
        Los Angeles, CA 90067

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



        Attention:  Catherine De Bono Holmes, Esq.

        and

        PacificAmerica Money Center, Inc.
        21031 Ventura Boulevard
        Woodland Hills, CA 91364
        Attention:  Board of Directors

        If to Executive:

        Richard D. Young

        ----------------------

        ----------------------

The parties hereto may designate a different place at which notice shall be given, provided, however, that any such notice of change of address shall be effective only upon receipt.

13. ENTIRE UNDERSTANDING. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral agreements. This Agreement specifically replaces the Employment Agreement dated June 27, 1996, as amended by Amendment No. One thereto dated as of February 17, 1998 (the "Prior Employment Agreement"), for all periods beginning January 1, 1998. To the extent of any inconsistencies between this Agreement and Employer's Employee Handbook, as currently in effect and as amended from time to time in the future, the provisions of this Agreement shall override the provisions of the Handbook. This Agreement may not be modified, amended, or terminated except by another instrument in writing executed by the parties hereto.

14. GOVERNING LAW. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of California.

15. ATTORNEY'S FEES. In the event it becomes necessary to commence any proceeding or action to enforce the provisions of this Agreement, the court before whom such action shall be tried may award to the prevailing party all costs and expenses thereof, including but not limited to reasonable attorneys fees, the usual, customary and lawfully recoverable Court costs, and all other expenses in connection therewith. Executive shall be deemed to be the prevailing party if he is awarded any amounts in any such proceeding or action. Employer shall pay and be responsible for all attorneys and related fees, expenses or costs incurred by Executive, if Employer, or any stockholder of Employer contests the validity or enforceability of this Agreement or any part hereof.

16. ADJUSTMENT OF AMOUNTS PREVIOUSLY PAID DURING 1998. If this Agreement is approved by the stockholders at the 1998 Annual Meeting of Stockholders,

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


Employer shall make a one time adjustment payment, in stock or cash, as appropriate under the terms of this Agreement, so that the total amount of compensation paid to Executive for the period beginning January 1, 1998, including the adjustment payment under this Section 17 and all payments made under the Prior Employment Agreement relating to the period beginning January 1, 1998, equal to the total compensation that would have been paid had this Agreement been in effect from January 1, 1998. The amount of Common Stock to be issued for the 1998 first quarter bonus shall be based upon the fair market value of the Common Stock determined in accordance with Section 2(b)(ii)(C) hereof as of March 31, 1998.

        The parties hereto have executed this Agreement on the day and year first above written.

                                            PACIFICAMERICA MONEY CENTER, INC.


___________________________                 By: _____________________________
RICHARD D. YOUNG                                   Joel R. Schultz
                                                   Chief Executive Officer
Attest:


By:________________________
     Richard B. Fremed,
     Corporate Secretary

                                      -19-